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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
Baltek Corporation
(Name of Registrant as Specified in its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies: Common Stock, par value $1.00 per share
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:
*	Includes shares of the Company's common stock to be converted to cash. Excludes shares held by the Buyer Group (as defined herein), which shall remain outstanding after the transaction.
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Baltek Corporation
10 Fairway Court
P.O. Box 195
Northvale, New Jersey 07647

Dear Stockholder:

        We cordially invite you to attend a special meeting of stockholders of Baltek Corporation, or Baltek, to be held on June 26, 2003 at 10:00 a.m., local time, at the offices of the company located at 108 Fairway Court, Northvale, New Jersey 07647.

        At the special meeting, we will ask you to consider and vote on a proposal to adopt the Agreement and Plan of Merger, or merger agreement, we entered into on March 5, 2003 with Alcan Inc., or Alcan, and its wholly owned subsidiary, Alcan Balcorp, Inc., or Alcan Balcorp, providing for the acquisition of Baltek by Alcan. Pursuant to the merger, if approved and completed, you will receive $15.17 in cash, without interest and less applicable withholding taxes, for each share of our common stock that you own. After the merger, Baltek will become a wholly-owned subsidiary of Alcan.

        The merger consideration represents approximately a 77% premium over the closing price of the twenty day average trading price of our common stock prior to the date of the signing of the merger agreement and a 74.4% premium over the closing price of our common stock on March 4, 2003, the day before the merger agreement was signed.

        A special independent committee, or the Committee, of our Board of Directors and our entire Board of Directors, or the Board, carefully considered and evaluated the merger. In connection with the Committee's and the Board's evaluation of the merger, the Committee and the Board received an opinion from Phoenix Securities Corp., a subsidiary of Laidlaw Global Corp., stating that, as of the date of such opinion and subject to the assumptions and limitations set forth in the opinion, the merger consideration to be received by our stockholders in the proposed merger was fair, from a financial point of view.

        THE SPECIAL COMMITTEE OF OUR BOARD HAS UNANIMOUSLY RECOMMENDED TO THE BOARD, AND OUR BOARD HAS UNANIMOUSLY DETERMINED, THAT THE MERGER AND THE MERGER AGREEMENT IS ADVISABLE, FAIR, AND IN THE BEST INTERESTS OF BALTEK AND OUR STOCKHOLDERS. OUR BOARD ALSO HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS IT CONTEMPLATES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

        We cannot complete the merger unless the merger agreement is adopted by the affirmative vote of holders representing a majority of votes of the outstanding shares of our common stock. Whether or not you plan to be present at the special meeting, please complete, sign, date and return the enclosed proxy card as described in the proxy statement to ensure that your shares are represented at the special meeting.

        YOUR VOTE IS VERY IMPORTANT. IF YOU DO NOT SEND IN YOUR PROXY OR DO NOT INSTRUCT YOUR BROKER TO VOTE YOUR SHARES OR IF YOU ABSTAIN FROM VOTING, IT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST ADOPTION OF THE MERGER AGREEMENT.

        The enclosed proxy statement provides you with detailed information about the merger and related matters. We urge you to read the proxy statement carefully, including the annexes. If the merger agreement is adopted and the merger is completed, you will be sent written instructions for exchanging your Baltek common stock certificates for a cash payment. If you hold Baltek stock certificates, please do not send your certificates until you receive these instructions.

        On behalf of our Board of Directors, I thank you in advance for your participation in this matter.

Yours truly,
/s/ JACQUES KOHN Jacques Kohn President and Chief Executive Officer

THIS PROXY STATEMENT IS DATED JUNE 3, 2003 AND IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT JUNE 5, 2003.

BALTEK CORPORATION
10 FAIRWAY COURT
P.O. BOX 195
NORTHVALE, NEW JERSEY 07647

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 26, 2003

TO THE STOCKHOLDERS OF BALTEK CORPORATION:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Baltek Corporation, a Delaware corporation ("Baltek"), will be held on June 26, 2003 at 10:00 a.m., local time, at the offices of Baltek, 108 Fairway Court, Northvale, New Jersey 07647 for the following purposes:

          (1)   To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of March 5, 2003 (the "Merger Agreement"), by and among Alcan Inc., a corporation formed under the laws of Canada ("Alcan"), Alcan Balcorp, Inc., a Delaware corporation and a wholly-owned subsidiary of Alcan ("Alcan Balcorp"), and Baltek, and the transactions it contemplates, including the merger of Alcan Balcorp into Baltek (the "Merger"); and

          (2)   To vote on any adjournment or postponement of the special meeting, if necessary.

        The board of directors of Baltek (the "Board") has fixed the close of business on May 19, 2003 as the record date (the "Record Date") for the special meeting and any adjournment or postponement thereof. Only holders of record of shares of Baltek's common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. As of the Record Date, there were 2,323,944 shares outstanding, held of record by approximately 102 holders.

        A complete list of stockholders entitled to vote at the meeting will be available for examination at 108 Fairway Court, Northvale, NJ 07647, for ten days prior to the meeting. This Notice of Special Meeting of Shareholders is first being mailed to stockholders entitled to notice of, and to vote at, the special meeting on or about June 5, 2003.

        Approval of the Merger Agreement and the Merger requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the special meeting.

        Holders of Baltek's common stock are entitled to appraisal rights under the Delaware General Corporation Law in connection with the Merger. See "The Merger—Rights of Dissenting Stockholders" on page 27 of this proxy statement.

        The Merger Agreement and the Merger are explained in the accompanying proxy statement, which you are urged to read carefully. A copy of the Merger Agreement is attached as Annex A to this proxy statement.

        After careful consideration, the Board has determined that the Merger and the Merger Agreement are advisable and fair to, and in the best interests of, Baltek and its stockholders. Accordingly, based on the unanimous recommendation of a special independent committee of the Board (the "Special Committee"), the Board has unanimously approved the Merger Agreement and the transactions it contemplates, including the Merger, and unanimously recommends that you vote "FOR" adoption of the Merger Agreement and the transactions contemplated thereby.

By Order of the Board of Directors
/s/ JACQUES KOHN Jacques Kohn President and Chief Executive Officer

Northvale, New Jersey

June 3, 2003

        YOUR VOTE IS IMPORTANT. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF BALTEK'S COMMON STOCK IS REQUIRED TO ADOPT THE MERGER AGREEMENT. ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Summary Term Sheet	1
Questions and Answers about the Merger	8
Definitions of Key Terms	11
Special Note Regarding Forward-Looking Statements	11
The Special Meeting	12
Date, Time and Place	12
Purpose of Special Meeting	12
Record Date; Stock Entitled to Vote; Quorum	12
Vote Required	12
Voting by Baltek's Directors, Executive Officers and Certain Stockholders	12
Voting of Proxies	12
Revocability of Proxies	13
Solicitation of Proxies	14
The Companies	14
Baltek Corporation	14
Alcan Inc.	14
Alcan Balcorp, Inc.	14
The Merger	15
Background to the Merger	15
Reasons for the Merger and the Board's Recommendation	18
Opinion of Phoenix Securities Corp.	21
Interests of Baltek's Directors and Executive Officers in the Merger	26
Rights of Dissenting Stockholders	27
Accounting Treatment	30
Form of the Merger	30
Merger Consideration	30
Conversion of Shares; Procedures for Exchange of Certificates	30
Effective Time of the Merger	31
Delisting and Deregistration of Baltek's Common Stock	31
Material United States Federal Income Tax Consequences of the Merger	31
Regulatory Matters	33
The Merger Agreement	34
Representations and Warranties	34
Conditions to Completion of the Merger	35
Conduct of Business by Baltek Pending the Merger	36
Limitation on Considering Other Acquisition Proposals	37
Termination	38
Expenses and Termination Fees	39
Amendment and Waiver of the Merger Agreement	39
Indemnification	39
The Voting Agreement	40
Voting	40
Restrictions on Transfer and Other Voting Arrangements	40
No Solicitation	40
Termination	40
Security Ownership of Certain Beneficial Owners and Management	41
Stockholder Proposals	42
Where You Can Find More Information	43
Other Matters	43

SUMMARY TERM SHEET

        This summary highlights selected information from this proxy statement but may not contain all of the information that is important to you. To understand the Merger fully and for a more complete description of the legal terms of the Merger, you should read carefully this entire proxy statement and the documents we refer to herein. See "Where You Can Find More Information" on page 43 of this proxy statement. The Merger Agreement is attached as Annex A to this proxy statement. We encourage you to read the Merger Agreement, as it is the legal document that governs the Merger. Certain members of, and related entities to, the Kohn family and Alcan have executed a voting agreement (the "Voting Agreement") in connection with the Merger, which Voting Agreement is attached as Annex B to this proxy statement. We have included page references in parentheses to direct you to a more complete description in the proxy statement of the topics presented in this summary. Please see "Definitions of Key Terms" on page 11 of this proxy statement for the definition of a few key terms used throughout this proxy statement.

THE COMPANIES (PAGE 14)

BALTEK CORPORATION
10 Fairway Court
P.O. Box 195
Northvale, New Jersey 07647
Telephone: (201) 767-1400

        Baltek Corporation is a multinational manufacturing and sales company supplying core materials, principally balsa wood and balsa wood products, linear and cross-linked PVC foam and non-woven polyester mat, to various composite industries. The foam and mat products, together with Baltek's balsa products, position the company as a complete supplier to the composite structural core market. The products manufactured by Baltek's customers include fiberglass boats, windmill blades, aircraft cargo pallets, aircraft flooring, fiberglass storage and processing tanks, electrical generating equipment and fiberglass tub and shower bottoms. Baltek also supplies balsa lumber to the model business around the globe. Since the mid-1990's, Baltek has been the exclusive North American sales and marketing representative for the foam structural core products produced by Alcan Airex AG, Switzerland, a subsidiary of Alcan. Baltek has divested its seafood distribution and shrimp farming operations.

ALCAN INC.
1188 Sherbrooke Street West,
Montreal, Quebec, Canada H3A 3G2
Telephone: (514) 848-8000

        Alcan is a global leader in aluminum and packaging with annual revenues of US$12.5 billion in 2002 and operations in 41 countries. Its activities include bauxite mining, alumina refining, specialty chemicals, power generation, aluminum smelting, manufacturing, recycling, packaging and related research and development. Alcan's Engineered Products group has 10 plants worldwide with assets of US$1.4 billion and annual revenues of US$1.6 billion in 2002. It includes a rapidly growing composites business with operations in North and South America, Europe and Asia, supplying the architecture, display and transportation markets.

ALCAN BALCORP, INC.
c/o Alcan Aluminum Corporation
6060 Parkland Blvd.
Cleveland, Ohio 44124-4185
Telephone: (440) 423-6600

        Alcan Balcorp, Inc., is a Delaware corporation and a wholly-owned subsidiary of Alcan. Alcan Balcorp was organized solely for the purpose of entering into the Merger Agreement with Baltek and completing the Merger. It has not conducted any business operations. If the Merger is consummated, Alcan Balcorp will cease to exist following the merger of it with and into Baltek.

THE MERGER AGREEMENT (PAGE 34)

        Baltek, Alcan and Alcan Balcorp have entered into the Merger Agreement that provides for the acquisition of Baltek by Alcan, to be affected by the Merger. As a result of the Merger, Baltek will cease to be an independent, publicly-traded company, and will instead become a wholly-owned subsidiary of Alcan. The Merger will be completed when all of the conditions to completion of the Merger are satisfied or waived, including, without limitation, approval of the Merger and adoption of the Merger Agreement by Baltek's stockholders. The Merger Agreement may be terminated, and the Merger not completed, under certain circumstances that are set forth in the Merger Agreement and described in this proxy statement.

THE MERGER CONSIDERATION (PAGE 30)

        Upon completion of the Merger, each outstanding share of Baltek's common stock, other than shares held by stockholders exercising appraisal or dissenters' rights, will be converted into the right to receive $15.17 per share of Baltek common stock in cash (without interest and less applicable withholding taxes). The aggregate consideration for the Merger is $35,254,231.

        After the Merger is completed, each stockholder will have the right to receive his, her or its ratable share of the aggregate consideration for the Merger, but will no longer have any rights as a Baltek stockholder. Baltek's stockholders will receive their ratable share of the aggregate consideration for the Merger after exchanging their Baltek stock certificates in accordance with the instructions contained in the letter of transmittal to be sent to Baltek's stockholders shortly after completion of the Merger.

REASONS FOR THE MERGER AND THE BOARD'S RECOMMENDATION (PAGE 18)

  The Board approved the Merger based on a number of factors, including the following:

  •
  the value of the consideration to be received by Baltek's stockholders in the Merger pursuant to the Merger Agreement;

  •
  the consideration for the Merger relative to the historical market prices of Baltek's common stock, and in particular the fact that the anticipated $15.17 per share represents approximately a 77% premium over the closing price of the twenty day average trading price of Baltek's common stock prior to the date of the signing of the Merger Agreement, and a 74.4% premium over the closing price of Baltek's common stock on the trading day prior to the announcement of the Merger;

  •
  the consideration for the Merger is all cash, which provides certainty of value to Baltek's stockholders (compared to a transaction in which they would receive stock or other non-cash consideration), especially in light of the volatility of the stock market;

  •
  the financial stability of Alcan and the fact that the Merger is not subject to a financing condition;

  •
  the financial analysis and presentation by Phoenix Securities Corp. ("Phoenix") and the opinion of Phoenix that, as of the date of the opinion, and based on procedures followed, assumptions made, the matters considered and the limitations on the review undertaken described in the opinion (which opinion is attached as Annex C to this proxy statement), the consideration payable to Baltek's stockholders in the Merger was fair to such stockholders from a financial point of view (please see "Opinion of Phoenix Securities Corp." on page 21 of this proxy statement for more information on Phoenix's fairness opinion, including the underlying assumptions and methodologies, matters considered and limitations on the review undertaken);

  •
  the Merger Agreement enables Baltek to participate in discussions and negotiations with, furnish non-public information and afford access to Baltek's books and records to, any third party that submits an unsolicited competing bid to acquire Baltek (subject to the limitations described under "The Merger Agreement—Limitation on Considering Other Acquisition Proposals" on page 37 of this proxy statement); and

  •
  the Merger Agreement permits Baltek to terminate the Merger Agreement so that it may enter into a definitive agreement with respect to any competing proposal the Board believes to be superior to the proposed Merger with Alcan, subject to the requirements of the Merger Agreement and the payment by Baltek of a termination fee of $1,200,000 or approximately 3.4% of the aggregate consideration for the Merger.

BOARD RECOMMENDATION (PAGE 18)

        After careful consideration, the Board has determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, Baltek and its stockholders. Accordingly, the Board has unanimously approved the Merger Agreement and the transactions it contemplates, including the Merger, and unanimously recommends that stockholders vote "FOR" adoption of the Merger Agreement and approval of the transactions it contemplates, including the Merger.

OPINION OF PHOENIX SECURITIES CORP. (PAGE 21)

        In deciding to approve the Merger, the Board considered, among other things, an opinion from Phoenix, Baltek's financial advisor, as to the fairness of the consideration for the Merger from a financial point of view. Baltek urges each stockholder to read it carefully to understand the procedures followed, assumptions made, matters considered and limitations on the review undertaken by Phoenix. This opinion is directed to the Board and relates only to the fairness of the consideration for the Merger from a financial point of view as of the date of the opinion. The opinion does not address any other aspect of the proposed transaction and is not a recommendation to any stockholder with respect to any matter relating to the Merger.

THE SPECIAL MEETING OF BALTEK'S STOCKHOLDERS (PAGE 12)

        Time, Date and Place.    A special meeting of the stockholders of Baltek, called for the purpose of considering the Merger, will be held on June 26, 2003 at 10:00 a.m., local time, at the offices of Baltek Corporation located at 108 Fairway Court, Northvale, New Jersey 07647.

        Record Date and Voting Power.    A stockholder is entitled to vote at the special meeting if he, she or it owned shares of Baltek's common stock at the close of business on the Record Date. Each stockholder will have one vote at the special meeting for each share of Baltek's common stock he, she or it owned at the close of business on the Record Date. There were 2,323,944 shares of Baltek's common stock outstanding as of the Record Date and entitled to be voted at the special meeting.

        Required Vote.    The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of Baltek's common stock outstanding at the close of business on the Record Date.

        Share Ownership of Certain Members of the Kohn Family.    Jacques Kohn, Jean Kohn, The Bernard Kohn Revocable Living Trust and The Bernard Kohn Irrevocable Descendants Trust, who together own approximately 46% of the shares entitled to vote at the special meeting, have agreed with Alcan to vote their shares in favor of adoption of the Merger Agreement and against any proposal or action that could interfere with or impede the transaction.

INTERESTS OF BALTEK'S DIRECTORS AND EXECUTIVE OFFICERS IN THE
MERGER (PAGE 26)

        When considering the recommendation by the Board, each stockholder should be aware that a number of Baltek's officers and directors have interests in the Merger that may be different from the interests of other Baltek stockholders. Consulting agreements with Jacques Kohn and Margot W. Kohn will become effective if the Merger is consummated. Also, certain indemnification arrangements for current and former directors and officers of Baltek will be continued and certain of Baltek's officers and senior management may also be entitled to bonus payments or payments related to their termination of employment and non-competition agreements entered into with Baltek in the event that the Merger is consummated.

CONDITIONS TO THE COMPLETION OF THE MERGER (PAGE 35)

        Each of Baltek, Alcan and Alcan Balcorp is obligated to complete the Merger only if the following conditions are met or waived by such party at or prior to the effective time of the Merger:

  •
  the Merger and the Merger Agreement are approved by and adopted by the requisite vote of Baltek's stockholders;

  •
  all governmental approvals and consents necessary to effect the transactions are obtained, unless the failure to obtain the approvals and consents would not have a Company Material Adverse Effect; and

  •
  no court or government entity having jurisdiction over any of the parties has issued an order that prohibits the consummation of the Merger.

        Alcan and Alcan Balcorp are obligated to complete the Merger only if certain additional conditions are met by Baltek or waived by Alcan or Alcan Balcorp at or prior to the effective time of the Merger. These include that:

  •
  the representations and warranties of Baltek set forth in the Merger Agreement are true and correct when made and will be true and correct on and as of the Closing Date, as if made on and as of such date, except where a representation or warranty speaks as of an earlier date, and Alcan has received a certificate signed on behalf of Baltek by the President and Chief Executive Officer of Baltek to such effect;

  •
  Alcan has sufficient access to the business of Baltek and its subsidiaries to permit it to conduct a due diligence investigation to confirm to its satisfaction the representations and warranties of Baltek made in the Merger Agreement;

  •
  holders of no more than 5% of Baltek's outstanding shares have perfected dissenters' rights under Delaware law;

  •
  all of the directors of Baltek have submitted their resignations and Baltek has performed in all material respects each of its obligations contained in the Merger Agreement required to be performed on or prior to the Closing Date;

  •
  Baltek has divested all of its interests in its subsidiaries conducting its shrimp business;

  •
  each of Jacques Kohn, Jean Kohn, Margot W. Kohn, Henri-Armand Kohn and Isabelle Kohn has executed and delivered termination of employment and non-competition agreements on terms satisfactory to Alcan;

  •
  each of Jacques Kohn and Margot W. Kohn has executed and delivered consulting agreements on terms satisfactory to Alcan;

  •
  the Voting Agreement between Alcan and Jacques Kohn, Jean Kohn, The Bernard Kohn Revocable Living Trust and The Bernard Kohn Irrevocable Descendants Trust (collectively, the "Voting Agreement Stockholders") remains in full force and effect; and

  •
  Baltek has obtained certain written consents pursuant to certain material contracts with third parties on terms satisfactory to Alcan.

        Baltek is obligated to complete the Merger only if the following additional conditions are met by Alcan Balcorp and Alcan or waived by Baltek at or prior to the effective time of the Merger:

  •
  the representations and warranties of Alcan and Alcan Balcorp set forth in the Merger Agreement are true and correct when made and will be true and correct in all material respects on and as of the Closing Date as if made on and as of such date, except where a representation or warranty expressly speaks as of an earlier date, and Baltek has received certificates signed on behalf of Alcan by an officer of Alcan and by Alcan Balcorp by the chief executive officer of Alcan Balcorp to such effect; and

  •
  Alcan and Alcan Balcorp have performed in all material respects all material obligations contained in the Merger Agreement required to be performed on or prior to the Closing Date.

TERMINATION OF MERGER AGREEMENT (PAGE 38)

  The Merger Agreement may be terminated:

  •
  by mutual written consent of both Baltek and Alcan;

  •
  by either Baltek or Alcan if (i) the Merger is not consummated by August 30, 2003; provided that the right to terminate shall not be available to any party who breached in any material respect its material obligations under the Merger Agreement that contributed to the failure of the Merger to be consummated; (ii) the Merger and the Merger Agreement are not approved by and adopted by the requisite vote of Baltek's stockholders; or (iii) a court or government entity having jurisdiction over the parties has issued a final order prohibiting the consummation of the Merger;

  •
  by Baltek, if Alcan or Alcan Balcorp has materially breached any representation, warranty, covenant or agreement in the Merger Agreement which is not curable or cured within thirty days after the giving of notice by Baltek; provided that such breach results in (i) the failure of a representation or warranty of Alcan or Alcan Balcorp to be true and correct as of the Closing Date or (ii) the failure of Alcan or Alcan Balcorp to perform in all material respects all material obligations required to be performed by them under the Merger Agreement on or prior to the Closing Date;

  •
  by Baltek if (i) its Board authorizes it to enter into a binding written agreement concerning a transaction determined to be a Superior Proposal (as defined on page 11 of this proxy statement); provided, however, Baltek may not terminate the Merger Agreement pursuant to this provision unless (i) it has delivered to Alcan in a written notice of its intent to enter into an agreement to effect such a transaction, (ii) Alcan does not make an offer within three business days following receipt (not including the day of receipt) of such written notice by Baltek that the Board in good faith determines, after consultation with its financial advisors, is at least as favorable, from a financial point of view, to Baltek's stockholders as the Superior Proposal and (iii) upon termination Baltek pays to Alcan the required termination fee;

  •
  by Alcan, if the Board withdraws or adversely modifies its approval or recommendation of the Merger Agreement or after an Acquisition Proposal (as defined on page 11 of this proxy statement) has been made and the Board fails to reconfirm its recommendation of the Merger Agreement within fifteen business days after requested in writing by Alcan to do so; or

  •
  by Alcan, if Baltek has materially breached any representation, warranty, covenant or agreement in the Merger Agreement which is not curable or cured within thirty days after the giving of notice to Alcan; provided that such breach results in (i) the failure of a representation or warranty of Baltek to be true and correct as of the Closing Date or (ii) the failure of Baltek to perform in all material respects all material obligations required to be performed by it under the Merger Agreement on or prior to the Closing Date.

LIMITATION ON CONSIDERING OTHER ACQUISITION PROPOSALS (PAGE 37)

        Baltek has agreed that neither it nor any of its subsidiaries nor any of their respective officers or directors will, and that it will direct and use its best efforts to cause their respective employees, agents and representatives not to (i) solicit, initiate, encourage or otherwise facilitate any Acquisition Proposal, or (ii) participate in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort to make or implement an Acquisition Proposal.

        Nevertheless, the Merger Agreement does not prevent Baltek, its directors, officers, agents or other representatives from (i) providing information subject to a confidentiality agreement in response to an unsolicited bona fide written Acquisition Proposal and engaging in any negotiations or discussions in connection with such Acquisition Proposal or (ii) recommending such an Acquisition Proposal to Baltek's stockholders if the Board determines in good faith (after consultation with outside legal counsel) that its failure to take such action would be inconsistent with the fiduciary duties of the directors and the Board determines in good faith (after consultation with its financial advisors) that such Acquisition Proposal is a Superior Proposal.

EXPENSES AND TERMINATION FEES (PAGE 39)

        The Merger Agreement provides that, regardless of whether the Merger is consummated, all costs, fees and expenses incurred by the parties in connection with the Merger shall be borne by the party incurring such costs, fees and expenses.

        However, under certain circumstances relating to the termination of the Merger Agreement, Baltek may be required to pay Alcan a termination fee of $1.2 million. The termination fee would be due if:

  •
  Alcan terminates the Merger Agreement due to Baltek's inability to obtain the required approval of the stockholders of Baltek for the consummation of the Merger;

  •
  Baltek terminates the Merger Agreement because it has received a Superior Proposal and intends to enter into a binding agreement with the party making the Superior Proposal and Alcan does not make, within three business days of receipt (not counting the day of receipt) of Baltek's written notification of its intention to enter into a binding agreement for a Superior Proposal, an offer that the Board determines, in good faith after consultation with its financial advisors, is at least as favorable, from a financial point of view, to Baltek's stockholders as the Superior Proposal; or

  •
  Alcan terminates the Merger Agreement because the Board has withdrawn or adversely modified its approval or recommendation of the Merger Agreement or, after an Acquisition Proposal has been made, failed to reconfirm its recommendation of the Merger Agreement within fifteen business days after a written request by Alcan to do so.

        Furthermore, Baltek, as the surviving corporation, will pay all charges and expenses related to the exchange of, and payment for, shares pursuant to the Merger Agreement, including, without limitation, those charges and expenses of the paying agent, and any transfer taxes, conveyance taxes and sales taxes, if any, payable in connection with the consummation of the Merger.

ACCOUNTING TREATMENT (PAGE 30)

        The Merger will be accounted for as a "purchase transaction" for financial accounting purposes.

REGULATORY MATTERS (PAGE 33)

        Although all business combination transactions are subject to U.S. antitrust laws and also may be subject to international antitrust laws, filings with the Department of Justice and the Federal Trade Commission prior to closing of the Merger are not required. However, the Department of Justice or the Federal Trade Commission, as well as a state or private person, may challenge the Merger at any time before or after its completion.

RIGHTS OF DISSENTING STOCKHOLDERS (PAGE 27)

        Baltek's stockholders have the right under Delaware law to dissent from the approval of the Merger and to receive payment in cash for the fair value of their shares of Baltek's common stock. The fair value of shares of Baltek's common stock as determined in accordance with Delaware law may be more or less than the per-share amount of the consideration for the Merger to be paid to non-dissenting stockholders of Baltek in the Merger. To preserve their rights, stockholders who wish to exercise appraisal rights pursuant to Delaware law must not vote in favor of the adoption of the Merger Agreement and must follow specific procedures. Dissenting stockholders of Baltek must precisely follow these specific procedures or their rights may be lost. These procedures are described in this proxy statement. The provisions of Delaware law that grant appraisal rights and govern such procedures are attached as Annex D to this proxy statement. We encourage all of Baltek's stockholders to read these provisions carefully and in their entirety.

VOTING AGREEMENT (PAGE 40)

        Simultaneously with the execution and delivery of the Merger Agreement, Alcan entered into the Voting Agreement with the Voting Agreement Stockholders. On the Record Date, the Voting Agreement Stockholders were the holders of record of approximately 46%, collectively, of Baltek's outstanding common stock. The Voting Agreement is attached as Annex B to this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE MERGER

        The following questions and answers are provided for your convenience, and briefly address some commonly asked questions about the proposed transaction and the special meeting of Baltek's stockholders. You should carefully read this entire proxy statement, including each of the annexes. For the definition of a few key terms used throughout this proxy statement please see "Definitions of Key Terms" on page 11 of this proxy statement.

Q:
WHEN AND WHERE WILL THE SPECIAL MEETING OF BALTEK'S STOCKHOLDERS BE HELD?

A:
The special meeting will be held on June 26, 2003 at 10:00 a.m., local time, at the offices of Baltek, 108 Fairway Court, Northvale, New Jersey 07647.

Q:
WHO IS ELIGIBLE TO VOTE?

A:
All stockholders of record as of the Record Date.

Q:
WHAT AM I BEING ASKED TO APPROVE?

A:
You are being asked to approve the acquisition of Baltek by Alcan, to be effected by means of the Merger between Baltek and Alcan Balcorp. As a result of the Merger, Baltek will cease to be an independent, publicly-traded company and become a wholly-owned subsidiary of Alcan.

Q:
WHAT WILL BALTEK'S STOCKHOLDERS RECEIVE IN THE MERGER?

A:
As a result of the Merger, Baltek's stockholders, other than those stockholders who validly exercise appraisal or dissenters' rights as discussed in this proxy statement, will receive, as of the Closing Date, $15.17 per share of common stock (without interest and less applicable withholding taxes).

Q:
DOES THE BOARD RECOMMEND VOTING IN FAVOR OF THE MERGER?

A:
Yes. After careful consideration and upon the unanimous recommendation of the Special Committee, the Board has determined that the Merger and the Merger Agreement are advisable and fair to, and in the best interests of, Baltek and its stockholders. Accordingly, the Board has unanimously approved the Merger Agreement and the transactions it contemplates, including the Merger, and unanimously recommends that you vote "FOR" adoption of the Merger Agreement. Please also see the section entitled "The Merger—Reasons for the Merger and the Board's Recommendation" on page 18 of this proxy statement.

Q:
WHY IS THE BOARD RECOMMENDING THE MERGER?

A:
The Board believes that the Merger maximizes the value of each stockholder's holdings in Baltek. In light of certain factors, such as Baltek's family control, its inability to attract institutional investors due to a limited float, Baltek's relatively small shareholder base, a limited daily trading volume and lack of research analyst coverage, the Merger not only offers stockholders fair consideration for their shares, but is in the best interests of Baltek and its stockholders. The Special Committee evaluated the fairness of the Merger and unanimously recommended to the Board that the Merger is advisable and fair to, and in the best interests of, Baltek and its stockholders. For a more complete description of the factors considered by the Special Committee, see "The Merger—Reasons for the Merger and the Board's Recommendation" beginning on page 18 of this proxy statement.

Q:
WHAT VOTE IS REQUIRED TO APPROVE THE TRANSACTION?

A:
Applicable Delaware law requires that the holders of a majority of the outstanding shares of Baltek's common stock approve the Merger proposal. The Voting Agreement Stockholders have entered into the Voting Agreement with Alcan agreeing to vote in favor of the proposed transaction and against any proposal made in opposition to or in competition with the Merger. Such persons held in the aggregate approximately 46% of the outstanding common stock of Baltek as of the Record Date. These voting obligations do not limit the fiduciary obligations of Jacques and Jean Kohn in their capacity as officers and directors of Baltek.

Q:
WHAT DO I NEED TO DO NOW?

A:
We urge you to read this proxy statement carefully, including its annexes, and to consider how the Merger affects you. After your review, simply mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the special meeting of Baltek's stockholders.

Q:
WHAT HAPPENS IF I DO NOT RETURN A PROXY CARD?

A:
If you fail to return your proxy card, it will have the same effect as voting against the Merger.

Q:
MAY I VOTE IN PERSON?

A:
If your shares are held in your name and not in street name, or through an intermediary, you may vote your shares in person at the special meeting, rather than signing and returning your proxy card. If your shares are held in street name or through an intermediary, you must first obtain a proxy in your name from your broker and bring it to the special meeting.

Q:
MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A:
You may change your vote at any time before your proxy card is voted at the special meeting. You can do this in one of three ways. First, you can send a written, dated notice to the Secretary of Baltek stating that you would like to revoke your proxy. Second, you can complete, date, and submit a new proxy card. Third, you can attend the meeting and vote in person. Your attendance alone will not revoke your proxy. Notwithstanding the foregoing, if you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Q:
IF MY SHARES ARE HELD IN STREET NAME BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A:
Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, following the procedure provided by your broker. Without instructions, your shares will not be voted, which will have the same effect as a vote against the Merger.

Q:
SHOULD I SEND IN MY BALTEK STOCK CERTIFICATES NOW?

A:
No. However, after the Merger is completed, you will receive written instructions for surrendering your share certificates of Baltek's common stock for your pro rata share of the aggregate consideration for the Merger in cash, without interest and less applicable withholding taxes.

Q:
WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A:
We are working toward completing the Merger as quickly as possible. In addition to obtaining stockholder approval, we must satisfy all other closing conditions, including the consent of certain third parties. We expect to complete the Merger on or shortly after the date of the special meeting. However, we cannot assure you as to when or if the Merger will occur.

Q:
AM I ENTITLED TO APPRAISAL OR DISSENTERS' RIGHTS?

A:
Holders of Baltek's common stock are entitled to appraisal rights under the Delaware General Corporation Law (the "DGCL") in connection with the Merger. Please see the section entitled

  "The Merger—Rights of Dissenting Stockholders" on page 27 of this proxy statement for a discussion of appraisal and dissenters' rights.

Q:
WHAT ARE THE TAX CONSEQUENCES OF THE MERGER TO ME?

A:
When you exchange your shares for cash, it will be considered a taxable transaction. Your tax consequences will depend on your personal situation. You are urged to consult your tax advisor for a full understanding of the tax consequences of the Merger to you. A summary of the federal income tax consequences of the Merger can be found beginning on page 31 of this proxy statement.

Q:
WHY WAS THE SPECIAL COMMITTEE FORMED?

A:
Three of the six members of the Board are Baltek officers and may therefore have a conflict of interest. Your Board formed the Special Committee to protect your interests in evaluating the terms of the Merger. For a description of these events, see "The Merger—Reasons for the Merger and the Board's Recommendation" beginning on page 18 of this proxy statement.

Q:
DOES ALCAN HAVE THE FINANCIAL RESOURCES TO MAKE PAYMENT?

A:
Yes. Alcan anticipates that it will have sufficient cash on hand on the effective date of the Merger to cover the total amount of funds required in connection with the Merger and related transactions.

Q:
IS THE FINANCIAL CONDITION OF ALCAN RELEVANT TO MY DECISION ON HOW TO VOTE?

A:
Your shares will be purchased in the Merger for cash and the Merger is not subject to any financing condition. Because Alcan anticipates having sufficient cash to finance the Merger, we do not believe that its financial condition is relevant to your decision on how to vote.

Q:
WHO CAN HELP ANSWER MY QUESTIONS?

A:
If you would like additional copies, without charge, of this proxy statement or if you have questions about the Merger, including the procedures for voting your shares, you should contact Ronald Tassello at Baltek Corporation, 10 Fairway Court, P.O. Box 195, Northvale, New Jersey 07647, telephone number: (201) 767-1400.

DEFINITIONS OF KEY TERMS

        To assist you as you review this proxy statement, the following are several key terms used throughout this proxy statement and are qualified by reference to the meanings ascribed to them in the Merger Agreement.

        "Acquisition Proposal" is defined as any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, purchase or similar transaction involving more than 5% of the consolidated assets or any outstanding equity securities of Baltek.

        "Closing Date" means the date on which the closing of the Merger will take place, with such date occurring on the second business day following the day on which the last of the conditions of the Merger Agreement will have been satisfied or waived.

        "Company Material Adverse Effect" means an effect, change, development or circumstance that, individually or in the aggregate, is or is reasonably likely to be material and adverse with respect to the financial condition, results of operations, assets, business or prospects of Baltek and its subsidiaries taken as a whole.

        "Superior Proposal" means a more favorable Acquisition Proposal where Baltek, its directors, officers, agents or its other representatives (A) engage in any negotiations or discussions with any person or entity who has made an unsolicited bona fide written Acquisition Proposal or (B) recommend an Acquisition Proposal to the stockholders of Baltek, only to the extent that, (i) in each such case referred to in clause (A) or (B), the Board determines in good faith (after consultation with outside legal counsel) that failure to take such action would, in the absence of the foregoing proscriptions, be inconsistent with the fiduciary duties of the directors under applicable law and (ii) in the case referred to in clause (B), the Board determines in good faith (after consultation with its financial advisor) that an Acquisition Proposal, if consummated, would result in a transaction more favorable to Baltek's stockholders, from a financial point of view, than the transaction contemplated by the Merger Agreement (being a cash offer superior to the transaction contemplated by the Merger Agreement by no less than 15% of the aggregate consideration to be paid to Baltek's stockholders).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement may contain "forward-looking statements" relating to the proposed acquisition of Baltek and the future performance of Baltek and Alcan. Forward-looking statements are neither promises nor guarantees, but are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Baltek or Alcan, or developments in Baltek's or Alcan's business or its industry, to differ materially from the anticipated results, performance, achievements or developments expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: (1) risks involved in whether and when the proposed acquisition will be completed; (2) if the Merger Agreement is terminated under circumstances related to the receipt of a Superior Proposal or the failure to obtain a vote approving the Merger, Baltek must pay a termination fee of $1,200,000 to Alcan; (3) difficulties related to obtaining stockholder approval for completing the acquisition, if obtained at all; (4) legislative or regulatory changes which may adversely affect the businesses in which the companies are engaged; and (5) if the Merger is not completed, Baltek's payment of certain of its expenses related to the Merger, including substantial legal, accounting and financial advisory fees which could affect Baltek's results of operations, cash liquidity and stock price. A more detailed discussion of these and other important risk factors can be found in the sections entitled "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in documents filed by Baltek with the Securities and Exchange Commission (the "SEC"), including Baltek's Report on Form 10-K for the fiscal year ended December 31, 2002. Forward-looking statements in this proxy statement are based on management's beliefs and opinions at the time the statements are made, and there should be no expectation that these forward-looking statements will be updated or supplemented as a result of changing circumstances or otherwise, and Baltek disavows and disclaims any obligation to do so.

THE SPECIAL MEETING

        Baltek is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the Board for use at the special meeting.

DATE, TIME AND PLACE

        Baltek will hold the special meeting at its offices at 108 Fairway Court, Northvale, New Jersey 07647, at 10:00 am, local time, on June 26, 2003.

PURPOSE OF SPECIAL MEETING

        At the special meeting, Baltek will ask holders of its common stock to adopt the Merger Agreement. After careful consideration, the Board has determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, Baltek and its stockholders. Accordingly, the Board has unanimously approved the Merger Agreement and the transactions it contemplates, including the Merger, and unanimously recommends that Baltek's stockholders vote "FOR" adoption of the Merger Agreement and approval of the transactions it contemplates, including the Merger.

RECORD DATE; STOCK ENTITLED TO VOTE; QUORUM

        Only holders of record of Baltek's common stock at the close of business on the Record Date are entitled to notice of and to vote at the special meeting. On the Record Date, 2,323,944 shares of Baltek's common stock were issued and outstanding and held by approximately 102 holders of record. A quorum is present at the special meeting if a majority of the shares of Baltek's common stock issued and outstanding and entitled to vote on the Record Date are represented in person or by proxy. In the event that a quorum is not present at the special meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies. Holders of record of Baltek's common stock on the Record Date are entitled to one vote per share at the special meeting on the proposal to adopt the Merger Agreement.

VOTES REQUIRED

        Under Delaware law, the adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of Baltek's common stock outstanding on the Record Date. If a Baltek stockholder abstains from voting or does not vote, either in person or by proxy, it will effectively count as a vote against the adoption of the Merger Agreement.

VOTING BY BALTEK'S DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN STOCKHOLDERS

        At the close of business on the Record Date, Jacques Kohn, Jean Kohn, The Bernard Kohn Revocable Living Trust and The Bernard Kohn Irrevocable Descendants Trust owned and were entitled to vote 1,072,007 shares of Baltek's common stock, which represented approximately 46% of the shares of Baltek's common stock outstanding on that date. Under the terms of a voting agreement (see "The Voting Agreement" on page 40 of this proxy statement), these members and affiliates of the Kohn family have agreed to vote their shares of Baltek's common stock, and the shares over which they have voting control, in each case as owned or controlled on March 5, 2003, for the adoption of the Merger Agreement.

VOTING OF PROXIES

        If a Baltek stockholder wishes to vote by proxy, whether or not he, she or it plans to attend the special meeting in person, such stockholders is requested to complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope provided for this purpose no later than

4:00 p.m., local time, on the business day prior to the special meeting to ensure that his, her or its shares are voted.

        All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting by the proxyholder named on the enclosed proxy card or by the person nominated by the stockholders on the proxy card, in the manner specified by the stockholders. Properly executed proxies that do not contain voting instructions will be voted "FOR" the adoption of the Merger Agreement.

        Shares of Baltek's common stock represented at the special meeting but not voting, including abstentions and broker non-votes, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

        Only shares affirmatively voted for the adoption of the Merger Agreement, including properly executed proxies that do not contain voting instructions, will be counted as favorable votes for that proposal. If a Baltek stockholder abstains from voting or does not execute a proxy, it will effectively count as a vote against the adoption of the Merger Agreement. If a stockholder's shares are held by his, her or its broker (or a bank), such broker will vote the shares for the stockholder only if the stockholder provides instructions to his, her or its broker on how to vote the shares. A stockholder should follow the directions provided by his, her or its broker regarding how to instruct the broker to vote the shares. A stockholder's broker cannot vote the shares without specific instructions from the stockholder. These non-voted shares will effectively count as votes against the adoption of the Merger Agreement.

        The persons named as proxies by a stockholder may propose and vote for one or more adjournments of the special meeting, including adjournments to permit further solicitations of proxies. No proxy voted against the proposal to adopt the Merger Agreement will be voted in favor of any such adjournment or postponement.

        Baltek does not expect that any matter other than the proposal to adopt the Merger Agreement will be brought before the special meeting. If, however, the Board properly presents other matters, the persons named as proxies will vote in accordance with their judgment as to matters that they believe to be in the best interests of the stockholders.

REVOCABILITY OF PROXIES

        The grant of a proxy on the enclosed form of proxy does not preclude the stockholder from voting in person at the special meeting. Such stockholder may change his, her or its vote at any time before the respective proxy card is voted at the special meeting. A stockholder can do this in one of three ways. First, a stockholder can send a written, dated notice to the Secretary of Baltek stating that such stockholder would like to revoke his, her or its proxy. Second, a stockholder can complete, date and submit a new proxy card, provided that the new proxy card is received in time for the special meeting. Third, the stockholder can attend the special meeting and vote in person. Attending the special meeting without voting will not revoke his, her or its proxy. Notwithstanding the foregoing, if the stockholder has instructed a broker to vote his, her or its shares, such stockholder must follow directions received from his, her or its broker to change those instructions.

        Any written revocation or subsequent proxy card should be delivered to Baltek Corporation, 10 Fairway Court, P.O. Box 195, Northvale, New Jersey 07647, Attention: Secretary, or hand delivered to the Secretary no later than 4:00 p.m., local time, on the business day prior to the special meeting.

SOLICITATION OF PROXIES

        Baltek will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Baltek may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or employees of Baltek. No additional compensation will be paid to directors, officers or employees for such services.

        Stockholders should not send stock certificates with their proxies. A letter of transmittal with instructions for the surrender of Baltek's common stock certificates will be mailed to Baltek's stockholders as soon as reasonably practicable after completion of the Merger. Stockholders should send their stock certificates only in compliance with the instructions that will be provided in the letter of transmittal.

THE COMPANIES

BALTEK CORPORATION

        Baltek is the largest supplier of end grain balsa core material to the worldwide composites market, with a wide and innovative product range. Baltek also distributes structural foam core materials manufactured by Alcan Airex, and laminate bulkers imported from Holland and Japan, and a special core adhesive manufactured by ATC Chemicals, Oakville, Canada. Baltek also supplies balsa lumber to model businesses around the globe.

        Baltek's principal executive offices are located at 108 Fairway Court, Northvale, New Jersey 07647, and its telephone number is (201) 767-1400. Additional information regarding Baltek is contained in Baltek's filings with the SEC. See also "Where You Can Find More Information" on page 43 of this proxy statement.

ALCAN INC.

        Alcan is a publicly traded company involved in many aspects of the aluminum and packaging industries, the activities of which include bauxite mining, alumina refining, specialty chemicals, power generation and aluminum smelting, manufacturing, recycling and packaging, as well as research and development. Alcan Composites, a unit of the company's Engineered Products group, has a comprehensive global product offering that ranges from lightweight and rigid plastic foam sheets to aluminum composite panels, sandwich core material, structural components and prefabricated modules. Its structural foam products are widely used in the growing marine, mass transportation, wind power and aerospace markets, and use the same distribution channels as Baltek's balsa products. Alcan has a network of operations in 41 countries with 53,000 dedicated employees, a global customer base, innovative products and advanced technologies.

        Alcan's principal executive offices are located at 1188 Sherbrooke Street West, Montreal, Quebec H3A 3G2 Canada, and its telephone number is (514) 848-8000. Additional information regarding Alcan is contained in Alcan's filings with the SEC and Canadian securities regulatory authorities. See also "Where You Can Find More Information" on page 43 of this proxy statement.

ALCAN BALCORP, INC.

        Alcan Balcorp is a wholly-owned subsidiary of Alcan, having been organized solely for the purpose of entering into the Merger Agreement with Baltek and completing the Merger. It has not conducted any business operations. If the Merger is consummated, Alcan Balcorp will cease to exist following such Merger.

THE MERGER

        The following discussion summarizes the material terms of the Merger, the Merger Agreement and the Voting Agreement, as well as the main events leading up to the signing of the Merger Agreement. Stockholders should read the Merger Agreement, attached as Annex A to this proxy statement, and the Voting Agreement, attached as Annex B to this proxy statement.

        Alcan Balcorp and Alcan have entered into the Voting Agreement with Jacques Kohn, Jean Kohn, The Bernard Kohn Revocable Living Trust and The Bernard Kohn Irrevocable Descendants Trust (collectively, the "Voting Agreement Stockholders") who hold approximately 46%, collectively, of Baltek's outstanding common stock (see "The Voting Agreement" beginning on page 40 of this proxy statement). In order for the Merger to be approved by the requisite majority of votes, approximately 5% of the stockholders of Baltek who are not Voting Agreement Stockholders must vote affirmatively to approve the adoption of the Merger Agreement and the transactions contemplated thereby.

        If the stockholders of Baltek do not approve the merger with Alcan, Baltek may be subject to a number of material risks, including, but not limited to, the following:

  •
  payment of a termination fee of $1.2 million to Alcan and payment of certain expenses related to the Merger, including substantial legal, accounting, corporate restructuring and financial advisory fees which could adversely affect Baltek's liquidity and business;

  •
  the price of Baltek's common stock may decline substantially;

  •
  some of Baltek's customers may delay or defer purchasing decisions, or find alternative sources for their products; and

  •
  the Board may not be able to find anyone willing to pay an equivalent or more attractive price than that which would have been paid in the Merger by Alcan.

        Baltek will hold a 2003 annual meeting of stockholders only if the Merger is not completed.

BACKGROUND TO THE MERGER

        The terms and conditions of the Merger Agreement and the Merger are the result of arm's-length negotiations between representatives of Alcan and representatives of Baltek. Set forth below is a summary of the background of these negotiations.

        Baltek's industry is highly concentrated and requires substantial capital to remain competitive with new products. Baltek competes with large, better-capitalized competitors. In addition, certain members of the Kohn family decided to provide for an orderly transition of the company when they retire. As a result of the foregoing and its inability to attract institutional investors due to a limited float, its relatively small shareholder base, its limited daily trading volume and lack of research analyst coverage, Baltek has regularly evaluated different strategies for improving its competitive position and enhancing stockholder value. As part of these evaluations, Baltek has, from time to time, considered various strategic alternatives to pursuing its business plan as an independent entity, including acquisitions, distributions and various business combinations.

        In January of 2001, the Board determined to examine the feasibility of a sale of Baltek to financial and strategic buyers. Over the next two months, the Board evaluated several investment banking firms in order to select one of them as financial advisor to the Board. Following the meetings, the Board determined to retain Elliot Stein, Jr. as its financial advisor, based on his expertise in mergers and acquisitions and finance, knowledge of Baltek's industry and his prior relationship with Baltek. Baltek and Mr. Stein entered into an engagement letter in March of 2001, and the Board authorized Mr. Stein to contact likely third party strategic and financial acquirers to explore the possibility of a business combination or merger.

        Commencing in March of 2001 and continuing through January of 2002, Mr. Stein contacted a number of potential third party financial acquirors.

        On February 12, 2002, Rolf Kaufmann, Managing Director of Alcan Airex, and Thomas G. Preisel, Senior Vice President and Chief Operating Officer of Baltek, met to discuss existing distributor relationships. At that meeting, Mr. Kaufmann asked Mr. Preisel if he believed that Baltek would entertain an offer to purchase its business through a business combination. That evening, Messrs. Kaufmann and Preisel contacted Jacques Kohn, President and Chief Executive Officer of Baltek, and Margot W. Kohn, corporate Secretary of Baltek and Mr. Kohn's wife, to discuss the feasibility of such a transaction.

        On February 13, 2002, discussions continued among Mr. Kaufmann, Mr. Kohn and Mr. Preisel to determine interest in a potential business combination and discuss in general terms the potential benefits of a transaction.

        On February 16, 2002, Mr. Kohn informed Bernard J. Wald of Herzfeld & Rubin, P.C., Baltek's attorneys, and Mr. Stein of the inquiry from Alcan.

        On March 29, 2002, a Confidentiality Agreement was entered into between Alcan Airex and Baltek.

        On April 11, 2002, Messrs. Kohn and Preisel of Baltek, Mr. Stein and Georg Reif, President of Alcan Composites, Mr. Kaufmann, Timothy Leyne of Alcan and Hubert Zimmermann of Alcan Composites met at an industry conference to discuss a proposed preliminary due diligence schedule and activity list necessary in order to permit Alcan to determine its level of interest in a transaction with Baltek. The parties discussed certain basic terms of a transaction, which included such topics as all cash consideration, the need for voting agreements with the Kohn family members and related entities, identification of certain divisions of Baltek which Alcan would not be interested in purchasing, and basic terms of termination and non-competition agreements for the Kohn family members.

        From April 11, 2002 to May 7, 2002, Baltek provided Alcan with preliminary financial and marketing information for their internal valuation analysis.

        From May 7, 2002 through May 9, 2002, Messrs. Preisel, Kaufmann and Reif met in Zurich, Switzerland to discuss structural compatibility of organizations.

        On June 12, 2002, Baltek's directors were informed of, and provided an update on the status of, the discussions with Alcan.

        On August 6, 2002, Messrs. Preisel and Kohn from Baltek and Mr. Stein met in New York with Messrs. Reif and Leyne of Alcan to discuss initial proposed terms for a transaction. The parties discussed an initial price range of between $15.00 and $17.00 per share in cash, subject to further review of Baltek's financial information, personnel and business.

        On August 15, 2002, the Board met to discuss the initial proposed terms of a transaction with Alcan.

        From October 9 through November 3, 2003, Alcan conducted preliminary due diligence of Baltek's business at Baltek's headquarters and plants in New Jersey and Baltek's facilities in Ecuador.

        On December 6, 2002, Baltek's senior management, its attorneys from Herzfeld & Rubin and Mr. Leyne, along with Pierre Chenard and Ann Francis, Alcan's counsel, met in New York to discuss matters relating to the transaction and conducted extensive discussions relating to how they could be resolved. A proposed term sheet and letter were given to Baltek. The parties engaged in extensive negotiations regarding indemnification by Baltek and/or its shareholders with respect to certain representations and warranties that were proposed to be included in the Merger Agreement. The parties discussed reflecting the inclusion or exclusion of the indemnification provisions in determining the price.

        On December 18, 2002, an initial draft of the Merger Agreement was distributed by Alcan.

        On December 19, 2002, members of management from Alcan and Baltek met to discuss significant open matters which, if not resolved, would result in the termination of discussions.

        On January 15, 2003, Messrs. Kohn and Preisel of Baltek, Elliot Stein and attorneys from Herzfeld & Rubin met with Messrs. Leyne and Chenard and Ms. Francis of Alcan to negotiate certain terms of the Merger Agreement which remained open, including the price. Based on the due diligence review of Baltek, allowances made for estimated costs relating to the termination and non-competition agreements and the current market price of Baltek's common stock, Alcan proposed a price between $15.00 and $16.00 per share with a substantial holdback for indemnification provisions.

        During January and February 2003, several additional meetings were held to continue negotiation of the terms of the Merger and the Merger Agreement, including continued negotiation of price and indemnification terms. Alcan and Baltek agreed upon a price of approximately $15.17 per share without any provision for a holdback on any portion of the purchase price to guaranty the indemnification provisions of Baltek under the Merger Agreement, subject to satisfaction of the terms and conditions contained in the Merger Agreement.

        On February 20, 2003, Baltek hired Phoenix to prepare a fairness opinion for the Board in connection with the Merger.

        On February 25, 2003, following resolution of certain outstanding matters, revised draft Merger documents were circulated in a form to be presented to the respective boards of directors of Baltek and Alcan for their review.

        On March 3, 2003, the Board and the Special Committee held special meetings to consider the proposed Merger with Alcan. Representatives of Herzfeld & Rubin reviewed the Merger Agreement and related transaction documents, and any changes thereto from the copies distributed to the Board on February 25, 2003. Phoenix then presented its financial analysis relating to the proposed transaction and rendered its opinion to the Special Committee and to the Board that, as of March 3, 2003, and subject to the assumptions, factors and limitations set forth in the written opinion, the consideration for the Merger payable to Baltek's stockholders in the proposed transaction was fair, from a financial point of view, to such stockholders. Following these presentations, the Board further discussed the potential Merger and the Special Committee proposed changes to the Merger Agreement prior to submission to the Board for approval. The meeting was adjourned until 11:00 am March 4, 2003. Mr. Kohn and representatives from Herzfeld & Rubin continued to negotiate terms of the Merger Agreement.

        On March 4, 2003, having been advised that Alcan's board and management had approved the terms and conditions of the proposed Merger Agreement, the Board and the Special Committee, consisting of Bernard J. Wald, Benson J. Zeikowitz and William F. Nicklin, reconvened its special meeting to consider the proposed Merger with Alcan. After receiving updated presentations from the attorneys and an updated fairness opinion from Phoenix, the Special Committee further discussed the potential Merger, following which, it unanimously recommended the adoption and approval of the Merger Agreement, the Merger and the transactions contemplated thereby to the Board. Thereafter, the Board further discussed the potential Merger and the recommendation by the Special Committee, following which, by a unanimous vote of all directors, the Board determined that the Merger was fair to, and in the best interests of, Baltek and its stockholders, and approved the Merger, the Merger Agreement, the ancillary documents and the other transactions related thereto.

        On March 5, 2003, Baltek, Alcan and the other parties thereto executed the Merger Agreement, Voting Agreement and related transaction documents. After the closing of trading on Nasdaq on

March 5, 2003, Baltek submitted to Nasdaq for its review a press release announcing the Merger, which was publicly disseminated later that evening.

REASONS FOR THE MERGER AND THE BOARD'S RECOMMENDATION

        The following discussion of Baltek's reasons for the Merger contains a number of forward-looking statements that reflect the current views of Baltek with respect to future events that may have an effect on its future financial performance as an independent company. Forward-looking statements are subject to risks and uncertainties. Actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Cautionary statements that identify important factors that could cause or contribute to differences in results and outcomes include those discussed in "Special Note Regarding Forward-Looking Statements" on page 11 of this proxy statement.

  Special Committee of the Board

        The Special Committee consists of independent Baltek directors and was established by the Board to ensure that the interests of Baltek's stockholders were protected during the evaluation of the terms and conditions of the Merger Agreement. Specifically, the Special Committee was established by the Board due to the fact that Jacques Kohn and Jean Kohn and certain other members of the Kohn family and related entities owned, in the aggregate, approximately 46% of Baltek's outstanding common stock. Additionally, three of the six members of the Board are also Baltek executive officers, including Jacques Kohn, Jean Kohn and Margot W. Kohn, who serve as President and Chief Executive Officer, Executive Vice President and Secretary, respectively.

        The Special Committee reviewed the terms and conditions of the Merger Agreement and the consideration to be received by Baltek's stockholders upon the consummation of the Merger and further evaluated the fairness opinion received from Phoenix. Subsequently, the Special Committee made recommendations to the Board based upon its independent review and discussion of the Merger Agreement and fairness opinion received from Phoenix. After such reviews and upon the Board acting on certain recommendations to modify certain terms of the Merger Agreement, the Special Committee unanimously recommended that the Board approve the Merger Agreement and the transactions contemplated thereby.

  Reasons for the Merger

        The Special Committee and the Board have independently determined that the terms of the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, Baltek and its stockholders. In the course of reaching its decision to approve the Merger and to approve and adopt the Merger Agreement, the Board relied upon the recommendation of the Special Committee and consulted with Baltek's management, financial advisors and legal counsel.

        Prior to approving the Merger and the Merger Agreement, the Board considered a number of alternatives for enhancing stockholder value as presented by Baltek's management at the meetings of the Board on March 3 and 4, 2003. Based on such information, the recommendation of the Special Committee, the terms of the Merger, the fairness opinion of Phoenix and other information discussed during the Board's meeting, the Board concluded that remaining an independent entity was not in its stockholders' best interests due to Baltek's financial position, the price of its stock and business prospects as a stand-alone entity.

        The Special Committee and the Board identified and considered a number of potential positive factors in their deliberations, including the following, each of which individually and all of which in the aggregate, supported their respective decisions to recommend and approve the Merger Agreement and the Merger:

  •
  the consideration for the Merger relative to the historical market prices of Baltek's common stock, and in particular the fact that the anticipated $15.17 per share represents approximately a 77% premium over the closing price of the twenty day average trading price of Baltek's common stock prior to the date of the signing of the Merger Agreement, and a 74.4% premium over the closing price of Baltek's common stock on the trading day prior to announcement;

  •
  the judgment of the Special Committee and the Board that the anticipated $15.17 per share price represented the highest price that could be negotiated with Alcan;

  •
  the consideration for the Merger is all cash, which provides certainty of value to Baltek's stockholders compared to a transaction in which they would receive stock or other non-cash consideration, especially in light of the volatility of the stock market;

  •
  the Merger maximizes the value of each stockholder's holdings in Baltek in light of Baltek's limited daily trading volume, relatively small shareholder base, family control, lack of research analyst coverage and the fact that a limited float effectively precludes participation by institutional investors;

  •
  the financial stability of Alcan and the fact that the Merger is not subject to a financing condition;

  •
  the financial analysis and presentation by Phoenix and the opinion of Phoenix that, as of the date of the opinion, and based on procedures followed, assumptions made, the matters considered and the limitations on the review undertaken described in the opinion (which is attached as Annex C to this proxy statement), the consideration payable to Baltek's stockholders in the Merger was fair to such stockholders from a financial point of view (please see "Opinion of Phoenix Securities Corp." on page 21 of this proxy statement for more information on Phoenix's fairness opinion, including the underlying assumptions and methodologies, matters considered and limitations on the review undertaken);

  •
  the Merger Agreement enables Baltek to participate in discussions and negotiations with, furnish non-public information and afford access to Baltek's books and records to, any third party that submits an unsolicited competing bid to acquire Baltek (subject to the limitations described under "Limitation on Considering Other Acquisition Proposals" on page 37 of this proxy statement); and

  •
  the Merger Agreement permits Baltek to terminate the Merger Agreement so that Baltek may enter into a definitive agreement for a competing proposal that the Special Committee and the Board believe to be superior to the proposed Merger with Alcan, subject to the requirements of the Merger Agreement and the payment by Baltek of a termination fee of $1,200,000, or approximately 3.4% of the aggregate consideration for the Merger.

  •
  the prospects of Baltek and the potential stockholder value that could be expected to be generated if Baltek were to remain an independent, publicly-traded company, including Baltek's business strategy going forward, cash reserves, the uncertainty of being able to expand into new markets and to increase revenue from existing customers, and the prospect of increased competition, especially from competitors with greater name recognition and financial and other resources;

  •
  the fact that Mr. Stein and members of Baltek's management had contacted a number of parties regarding their interest in a possible transaction with Baltek and, although each party was afforded ample time and information to submit an offer, of those contacted only Alcan had initiated serious discussions to acquire Baltek;

        The Special Committee and the Board also identified and considered a number of potentially adverse factors in its deliberations concerning the proposed transaction, including the following:

  •
  the risk that the transaction might not be consummated, and in particular the number of conditions to completion of the Merger and the possibility that one or more conditions might not be satisfied;

  •
  in the event that the transaction is not consummated, the possible negative effects of the announcement of the Merger on:

  •
  Baltek's relationships with customers and suppliers;

  •
  employee morale and the potential loss of key employees;

  •
  the impact on sales, operating results and stock price;

  •
  the current and anticipated regional, national and international economic climate; and

  •
  that the completion of the Merger will preclude Baltek's stockholders from participating in any future growth of Baltek as a public company

        The Special Committee's recommendation and the Board's decision were based on their respective determinations that the benefits of the Merger outweighed its potential negatives. The Board and the Special Committee believed that Baltek's competitive position, liquidity, market share and ability to provide new products would likely erode in the future as larger, better capitalized companies expand their product lines and markets in the specialty core materials business. The Special Committee and the Board, respectively, believed that the core materials business of Baltek would become more and more demanding on certain key executives who want to substantially reduce their time commitment to Baltek, and that the Merger would provide depth of management and resources that would be unavailable to Baltek as an independent public company. As a result of these factors, and the other factors discussed in this section of the proxy statement, the Special Committee and the Board believe that the consideration of $15.17 per share price represents a fair price for, and is in the best interests of, the stockholders.

        The preceding discussion of the information and factors considered by the Special Committee and the Board is not, and is not intended to be, exhaustive. In light of the variety of factors considered in connection with its evaluation of the Merger and, in view of the number and wide variety of positive and negative factors considered in connection with its evaluation of the Merger, and the complexity of these matters, the Special Committee and the Board did not find it practicable to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors it considered. In considering the factors described above, individual members of the Special Committee and the Board may have given different weight to different factors. The Board considered all these factors together and, on the whole, considered them to be favorable to, and to support, its determination.

  Board Recommendation

        After careful consideration, the Board has determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, Baltek and its stockholders.

        THE BOARD HAS DECLARED ADVISABLE, AND UNANIMOUSLY RECOMMENDS, THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE MERGER, THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

        In considering the recommendation of the Board with respect to the Merger, stockholders should be aware that certain directors and executive officers of Baltek have interests in the Merger that may be different from, or are in addition to, the interests of Baltek's stockholders generally. Please see the section entitled "Interests of Baltek's Directors and Executive Officers in the Merger" on page 26 of this proxy statement.

OPINION OF PHOENIX SECURITIES CORP.

        Baltek retained Phoenix to render to the Board an opinion as to the fairness, from a financial point of view, of the consideration to be received by Baltek's stockholders in the transaction. The Board contacted four corporate advisors in order to obtain a fairness opinion. The Board retained Phoenix to deliver a fairness opinion, based on its background in valuing public companies in mergers and acquisitions, its availability to promptly analyze Baltek's financial position and the terms of the Merger and its fees to Baltek. Prior to the retention of Phoenix, no material relationship existed between Baltek and Phoenix and their respective affiliates, and Baltek has not paid Phoenix, nor any of its affiliates, any compensation for services other than in connection with the fairness opinion rendered by Phoenix in connection with the Merger. Baltek gave no limitations or instructions to Phoenix in connection with the fairness opinion it rendered, other than those instructions or limitations that would be given in due course in connection with a public company obtaining a fairness opinion from any corporate advisor or investment bank.

        Phoenix delivered its opinion to the Board on March 4, 2003, which stated that as of that date and based upon and subject to the assumptions, factors and limitations set forth in the written opinion and described below, the consideration proposed to be paid to Baltek's stockholders in the proposed Merger was fair, from a financial point of view, to those stockholders. A copy of Phoenix's written opinion is attached to this proxy statement as Annex C.

        While Phoenix rendered its opinion and provided certain analyses to the Board, Phoenix was not requested to and did not make any recommendation to the Board as to the specific form or amount of the consideration to be received by Baltek's stockholders in the proposed Merger, which was determined through negotiations between Baltek and Alcan. Phoenix's written opinion, which was directed to the Board, addresses only the fairness, from a financial point of view, of the consideration to be received by Baltek's stockholders in the Merger, does not address Baltek's underlying business decision to proceed with or effect the Merger or the structure thereof or the relative merits of the Merger compared to any alternative business strategy or transaction in which Baltek might engage, and does not constitute a recommendation to any Baltek stockholder as to how to vote in the Merger.

        In arriving at its opinion, Phoenix's review included, without limitation:

  •
  publicly available financial, business and operating information relative to Baltek;

  •
  the reported prices and trading activity for shares of Baltek's common stock;

  •
  Baltek's past and current operations, financial condition, forecasts and prospects and the strategic, financial and operational benefits anticipated from the Merger based on discussions with senior executives of Baltek;

  •
  financial terms, to the extent publicly available, of certain comparable financing transactions;

  •
  the Merger Agreement; and

  •
  such other analyses and factors as Phoenix deemed appropriate.

        In conducting its valuation analysis, Phoenix was of the opinion that the discounted cash flow analysis provided the best indicator of Baltek's valuation. Phoenix based its opinion on several factors, including the lack of comparable companies to Baltek, Baltek's limited float effectively precluding participation by institutional investors, Baltek's limited daily trading volume and its relatively small shareholder base. A further factor noted by Phoenix was that Baltek's public valuation is likely to continue to suffer due to the location of a sizable amount of its assets in countries with higher perceived investment risk. Accordingly, Phoenix concluded that generally used valuation criteria for publicly-traded companies, such as price-to-book value and price-to-earnings, were not meaningful valuation tools. Although Phoenix did discuss these valuation methodologies with the Special Committee and the Board and presented valuations applying these methodologies, Phoenix advised the Special Committee and the Board of Phoenix's belief that a significant discount to any valuation derived from these methodologies would be appropriate in light of the individual circumstances of Baltek as discussed in greater detail below. The data and information contained in the discounted cash flow analysis and comparable company analysis were provided to Baltek by Phoenix and are based on market and securities data gathered by Phoenix and internal financial material prepared by Baltek.

        As is customary in the rendering of fairness opinions, Phoenix based its opinion on financial, economic, market and other conditions in effect, and the information made available to Phoenix by Baltek, as of March 4, 2003. It was understood that, although subsequent developments may affect Phoenix's opinion, Phoenix does not have any obligation to update, revise or reaffirm its opinion. Phoenix expressed no opinion as to whether any alternative transaction might produce consideration for the holders of Baltek's capital stock in an amount in excess of that contemplated in the Merger.

        In accordance with customary investment banking practice, Phoenix employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses that Phoenix relied on in delivering its opinion to the Board:

  Discounted Cash Flow Analysis

        Due to Baltek's capital structure, country risk assessments, market size and the lack of companies that Phoenix would consider reasonably comparable to Baltek, Phoenix determined that the discounted cash flow analysis served as the most appropriate valuation method. Based upon the projections provided to Phoenix by the management of Baltek, Phoenix performed the discounted cash flow analysis using debt-free operating cash flows.

        Phoenix first determined the most likely discount rate (weighted average cost of capital) to use in its discounted cash flow analysis for Baltek. On the date of Phoenix's presentation to the Board, the risk free rate, represented by the 10-year United States Treasury Bond, was approximately 3.78%. Phoenix then estimated the systemic risk premium for an equity investment considering factors that include, in part, price volatility and industry risk. Phoenix then applied the appropriate beta, which measures a stock's risk, or price volatility, related to the overall market averages based on the Standard and Poors Industrial Index; a size premium based on the size of Baltek in the composite industry and a specific risk based on such factors as market risk to Baltek's products, country risk, financial risks associated with liquidity and debt, management risks and business environment risks. Phoenix then estimated that a two percent variance from the median discount rate calculated would represent the most likely range of applicable discount rates for Baltek. The median discount rate used by Phoenix is represented in the following table:

Weighted Average Cost of Capital Baltek Corporation (Stand Alone)

Risk-free Rate (10-Year U.S. Government Bond)			3.78%
Systemic Risk
Long-term expected risk premium		11.22%
Beta (Vs SPX)		0.47	5.27%
Expected Size Premium			5.00%
Specific Risk			4.00%
Cost of Equity			18.05%

Pre-tax cost of Debt			6.34%
After-tax cost of Debt			4.25%
Weight %
Cost of Equity	13.99%
Cost of Debt	0.96%
Weighted Average Cost of Capital (rounded)			15%

        After deriving an average cost of capital, Phoenix then used selected discount rates to make valuation ranges for the operating cash flow stream. The discounted cash flow analysis calculated the present value of the projected hypothetical future cash flows of Baltek using internal financial planning data prepared by Baltek's management. Phoenix determined, based upon the historical trading range of Baltek's common stock relative to its cash flow, that a range of projected debt-free future cash flow for fiscal year 2007 of 2x, 3x and 4x, respectively, would most accurately model the most likely present values for Baltek. The terminal value at the end of fiscal year 2007 was then computed by Phoenix using a three-times multiple on the projected debt-free cash flow in fiscal year 2007 as the most likely scenario. The present value of Baltek's future cash flows were calculated using discount rates of 13%, 15% and 17%. Such discounted cash flow analysis is represented in the following table:

(In $000s)

Present Value of Debt-free Projected Cash Flows
		Discount Rate
Year	Projected Cash Flow
		13%	15%	17%
2003	$2,250	$1,991	$1,957	$1,923
2004	$2,900	$2,271	$2,193	$2,118
2005	$4,370	$3,029	$2,873	$2,728
2006	$4,680	$2,870	$2,676	$2,497
2007	$5,650	$3,067	$2,809	$2,577

	Total:	$13,228	$12,508	$11,845
PV of terminal Value as a multiple of 2007 FCF

2007 Projected CF	$5,650
		Discount Rate
		13%	15%	17%
Terminal Value/2007 FCF Multiple	2x	$6,133	$5,618	$5,154
	3x	$9,200	$8,427	$7,731
	4x	$12,266	$11,236	$10,308
PV of FCF over the forecast period and the Terminal Value
		Discount Rate
		13%	15%	17%
Terminal Value/2007 FCF Multiple	2x	$19,361	$18,641	$16,999
	3x	$22,428	$20,935	$19,576
	4x	$25,494	$23,744	$22,153
	Value to Stockholders:		$20,935
	Less: Long-term Debt:		$1,000
	Value to Equity Holders:		$19,935

        The analysis yielded results indicating that the present value of Baltek over the forecast period ranged from $19,361,000 to $22,153,000, with the most likely scenario yielding a value to stockholders of Baltek of $19,935,000, on a debt free basis, compared to the aggregate consideration for the Merger expected to be received by the stockholders of Baltek of $35,254,231, on a debt free basis. However, should the analysis be based solely upon debt free cash flow expected in 2003 of $2.25 per share, the future cash flows (FCF) multiple would be approximately 3.7x based on Baltek's trading price of approximately $8.15 per share prior to the announcement of the Merger. Assuming Baltek were to be valued on the basis of a 4x multiple of FCF (the high end of Phoenix's range), the analysis would yield results indicating a valuation range of $22.2 million to $25.5 million on a debt free basis, based on the same range of discount factors.

  Baltek Comparable Company Analysis

        Though Phoenix relies on the discounted cash flow examination as the most appropriate indication of Baltek's valuation, it also searched various sources and databases for comparable publicly-traded companies. Phoenix identified approximately 50 potentially comparable companies in the building product (wood), advanced materials/product and chemical-fibers sectors. Phoenix then eliminated 35 companies where the line of business was too dissimilar, the comparable company was too large or too small, or the amount of publicly available data was insufficient. Of the remaining 15 companies, an additional nine companies were eliminated since the respective business model and/or the revenue model was significantly different.

        Phoenix compared Baltek's financial information and valuation ratios to corresponding data and ratios from six publicly-traded companies which Phoenix believed most closely approximated Baltek's business based on similarities in size, business and financial characteristics. Although Phoenix selected the six comparable companies, it noted that the product lines and composition of incomes of these companies were very different from Baltek's and that comparable company analysis would therefore not provide a reasonably accurate guide to value Baltek and that the results of these comparisons may be misleading. The comparable company analysis conducted by Phoenix used market value of invested capital as a function of revenue and as a function of earnings before income, taxes, depreciation and amortization (EBITDA). Phoenix derived a valuation of $10.86 per share based on revenue and $13.26 per share based on EBITDA. Each of these values reflected Phoenix's application of a 50% discount which Phoenix advised was appropriate based upon the risks associated with Baltek's business in Ecuador, its limited addressable market, limited liquidity and low trading volume of its common stock, significant ownership by a small group of stockholders, limited attraction for institutional investors, and large spread between bid and asked prices.

        Phoenix believes that the discount applied to the foregoing analysis is appropriate based upon sound valuation practices and stressed to the Special Committee and the Board that Baltek's common stock traded at over a 50% historical discount to the six comparable companies based on their relative values of market value of invested capital to revenue and EBITDA. On an undiscounted basis, Phoenix's analysis would have resulted in a valuation of Baltek of between $21.72 and $26.52 per share, significantly higher than the $15.17 per share represented by the merger consideration.

  Assumptions and Limitations

        The preparation of a fairness opinion is a complex process and not necessarily susceptible to partial analysis or summary description. Phoenix believes that its analyses must be considered as a whole, as presented to the Special Committee and to the Board, and that selection of portions of its analyses and of the factors considered by it, without considering all of the factors and analyses, would create a misleading view of the processes underlying the opinion.

        The analyses of Phoenix are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by the analyses. Analyses relating to the value of companies do not purport to be appraisals or valuations or necessarily reflect the price at which companies may actually be sold. No company or transaction used in any analysis for purposes of comparison is identical to Baltek or the Merger. Accordingly, an analysis of the results of the comparisons is not mathematical; rather, it involves complex considerations and judgments about differences in the companies to which Baltek was compared and other factors that could affect the public trading value of the companies.

        For purposes of its opinion, Phoenix relied upon and assumed the accuracy and completeness of the financial statements and other information provided to it by Baltek, or otherwise made available to it, and did not assume responsibility for the independent verification of that information. Phoenix relied upon the assurances of the management of Baltek that the information provided to it by Baltek was prepared on a reasonable basis in accordance with industry practice, that the financial planning data, estimates and other business outlook information reflect the best currently available estimates and judgment of management, and that management was not aware of any information or facts that would make the information provided to Phoenix incomplete or misleading. Phoenix expressed no opinion as to such financial planning data, estimates and other business outlook information or the assumptions on which they are based. Phoenix also assumed the Merger will be consummated pursuant to the terms of the Merger Agreement without material modifications and without waiver by any party of any material conditions or obligations. In arriving at its opinion, Phoenix assumed that, in the course of obtaining regulatory approvals for the Merger, if any, no restrictions, including any divestiture requirements, will be imposed that would have a material adverse effect on the contemplated benefits of the Merger.

        In arriving at its opinion, Phoenix did not perform any appraisals or valuations of any specific assets or liabilities of Baltek, nor was it furnished with any such appraisals or valuations. Phoenix made no physical inspection of the properties or assets of Baltek. Phoenix undertook no independent analysis of any owned real estate, or any pending or threatened litigation, and Phoenix's opinion made no assumption concerning, and therefore did not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.

        Phoenix expressed no opinion as to the price at which shares of Baltek's common stock have traded or may trade following announcement of the Merger or at any future time. Phoenix's opinion addressed only the consideration to be received by stockholders of Baltek and no other term or agreement relating to the Merger. The opinion is based on information available to Phoenix and the facts and circumstances and economic, market and other conditions as they existed and were subject to evaluation on the date of the opinion. Events occurring after that date could materially affect the assumptions used in preparing the opinion. Phoenix has not undertaken, and is not obligated, to affirm or revise its opinion or otherwise comment on any events occurring after the date it was given.

        Phoenix, as a customary part of its corporate advisory services, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and valuations for estate, corporate and other purposes. Under the terms of the engagement letter dated February 20, 2003, Baltek has agreed to pay Phoenix $75,000 for rendering its opinion, whether or not the transaction is consummated. Baltek has agreed to pay the reasonable out-of-pocket expenses of Phoenix and to indemnify Phoenix against liabilities incurred. These liabilities include liabilities under federal securities laws in connection with the engagement of Phoenix by the Board.

INTERESTS OF BALTEK'S DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER

        In considering the recommendation of the Board in favor of the Merger, Baltek's stockholders should be aware that members of its Board and executive officers have interests in the Merger that are different from, or in addition to, the interests of Baltek's stockholders. Such interests relate to or arise from, among other things:

  Consulting Agreements

        By the Closing Date, Alcan is expected to have entered into consulting agreements with Jacques Kohn and Margot W. Kohn, which agreements will take effect at the effective time of the Merger and continue for a period of six months thereafter. These agreements are intended to maintain continuity of senior management in order to facilitate a smooth transition period for Baltek after the Merger. Under the consulting agreements, the aggregate consideration for Mr. And Mrs. Kohn will be $500,000.

  Indemnification

        The Merger Agreement provides that Alcan and the surviving company will indemnify and hold harmless, and advance expenses, to the fullest extent permissible by applicable law, to each present and former director, officer and employee of Baltek, and certain subsidiaries, against reasonable costs and expenses (including reasonable attorneys' fees), judgments, fines, losses and claims and damages in connection with any civil, criminal or administrative claim or proceeding arising out of matters existing prior to the effective time of the Merger.

  Bonuses and Termination and Non-Competition Agreements

        In recognition of the efforts of certain Baltek officers and management staff during the negotiations and due diligence, as well as the contemplated integration and implementation, of the Merger and the associated transactions, the Board has implemented a bonus program for such officers and management staff. In the event that the Merger is consummated, Thomas G. Preisel, Ronald Tassello, Antonio L. Diaz, Harold Gutmann and certain senior management employees will be paid bonuses of $150,000, $100,000, $100,000, $100,000 and an aggregate of $75,000, respectively.

        After dedicated service to Baltek for over 30 years, Jacques Kohn, Jean Kohn, Henri-Armand Kohn, Margot W. Kohn and Isabelle Kohn have decided not to continue their employment with Baltek upon and after the consummation of the Merger. Accordingly, each of these individuals will enter into termination of employment and non-competition agreements with Baltek and Alcan prior to the consummation of the Merger. In the event that the Merger is consummated and as consideration for entering into such agreements, Jacques Kohn, Jean Kohn, Henri-Armand Kohn, Margot W. Kohn and Isabelle Kohn will receive severance payments of $250,000, $250,000, $500,000, $250,000 and $500,000, respectively, under the terms of these agreements.

        Other than the Kohn family members who will not remain with Baltek after the Merger, Baltek has no knowledge of Alcan's plans for remaining management. Alcan has indicated its intent to honor the employment agreements between Baltek and Messrs. Preisel, Tassello, Diaz and Gutmann under their current terms after the closing of the Merger; and each of these individuals is currently expected to remain in their current positions at Baltek as Chief Operating Officer, Chief Financial Officer, Vice President, Latin American Operations and Vice President U.S. Manufacturing, respectively.

RIGHTS OF DISSENTING STOCKHOLDERS

        Under Delaware law, any Baltek stockholder who does not wish to accept the consideration provided in the Merger Agreement has the right to demand the appraisal of, and to be paid the fair market value for, the stockholder's shares of Baltek's common stock. The value of Baltek's common stock for this purpose will exclude any element of value arising from the completion of the Merger.

        It is a condition precedent to Alcan's obligation to close the Merger that less than 5% of the outstanding shares of Baltek's common stock have exercised their rights to dissent under Section 262 of the DGCL.

  Delaware Law

        The discussion of the provisions set forth below is not intended to be a complete statement of a stockholder's appraisal rights under Delaware law. Rather, it is only a guide for a stockholder who wishes to exercise his, her or its appraisal rights, and stockholders are directed to the full text of the relevant provisions of the DGCL, which are attached to this proxy statement as Annex D. Stockholders intending to exercise appraisal rights pursuant to the DGCL should carefully review Annex D. Failure to follow precisely any of the statutory procedures for existing appraisal rights set forth in Annex D may result in a termination or waiver of these rights.

        If the Merger is consummated, dissenting holders of Baltek's common stock who follow the procedures specified in Section 262 of the DGCL within the appropriate time periods will be entitled to have their shares of Baltek's common stock appraised by the Delaware Court of Chancery and to receive the "fair value" of such shares in cash as determined by such court in lieu of the consideration that such stockholder would otherwise be entitled to receive pursuant to the Merger Agreement.

        The following is a brief summary of Section 262 of the DGCL, which sets forth the procedures for dissenting from the Merger and demanding statutory appraisal rights. Failure to follow the procedures set forth in Section 262 of the DGCL precisely could result in the loss of appraisal rights. This proxy statement constitutes notice to holders of Baltek's common stock concerning the availability of appraisal rights under Section 262 of the DGCL. A stockholder of record wishing to assert appraisal rights must hold the shares of stock on the date of making a demand for appraisal rights with respect to such shares and must continuously hold such shares through the effective time of the Merger.

        Stockholders who desire to exercise their appraisal rights must satisfy all of the conditions of Section 262 of the DGCL. A written demand for appraisal of shares must be filed with Baltek at its main office in Northvale, New Jersey, before the special meeting. This written demand for appraisal must be in addition to, and separate from, any vote or proxy as to the Merger. Stockholders electing to exercise their appraisal rights must not vote "for" the Merger. Any proxy or vote against the Merger will not constitute a demand for appraisal within the meaning of Section 262 of the DGCL.

        A demand for appraisal must be executed by or for the stockholder of record, fully and correctly, as such stockholder's name appears on the share certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in Baltek's common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below and in a timely manner to perfect whatever appraisal rights the beneficial owners may have.

        A Baltek stockholder who elects to exercise his, her or its appraisal rights should mail or deliver his, her or its written demand to Baltek at its address at 10 Fairway Court, P.O. Box 195, Northvale, New Jersey, 07647, Attention: President. In order to be effective, the written demand for appraisal must specify the stockholder's name and mailing address, and that the stockholder is specifically demanding appraisal of his, her or its shares of Baltek's common stock. Within ten days after the effective time of the Merger, Baltek must provide notice of the effective time of the Merger to all of its stockholders who have complied with Section 262 of the DGCL and have not voted for the Merger.

        Within 120 days after the effective time of the Merger (but not thereafter), any stockholder who has satisfied the requirements of Section 262 of the DGCL may deliver to Baltek a written demand for a statement listing the aggregate number of shares not voted in favor of the Merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Baltek, as the surviving corporation in the Merger, must mail such written statement to the stockholder no later than the later of 10 days after the stockholder's request is received by Baltek or 10 days after the latest date for delivery of a demand for appraisal under Section 262 of the DGCL.

        Within 120 days after the effective time of the Merger (but not thereafter), either Baltek or any stockholder who has complied with the required conditions of Section 262 of the DGCL and who is otherwise entitled to appraisal rights may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the Baltek shares of stockholders entitled to appraisal rights. Baltek has no present intention to file such a petition if demand for appraisal is made.

        Upon the filing of any petition by a stockholder in accordance with Section 262 of the DGCL, service of a copy must be made upon Baltek, which must, within 20 days after service, file in the office of the Register in Chancery in which the petition was filed, a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by Baltek. If a petition is filed by Baltek, the petition must be accompanied by the verified list. The Register in Chancery, if so ordered by the court, will give notice of the time and place fixed for the hearing of such petition by registered or certified mail to Baltek and to the stockholders shown on the list at the addresses therein stated. Such notice will also be given by publishing a notice at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or such publication as the court deems advisable. The forms of the notices by mail and by publication must be approved by the court, and the costs thereof will be borne by Baltek.

        At the hearing for the petition, the Delaware Court of Chancery will determine the Baltek's stockholders who complied with Section 262 of the DGCL and have become entitled to appraisal rights. The court may require the stockholders who have demanded an appraisal for their shares (and who hold stock represented by certificates) to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings. If any of Baltek's stockholders demanding an appraisal fails to comply with the court's instruction, the court may dismiss his, her or its appraisal proceedings.

        After determining which stockholders are entitled to appraisal rights, the court will appraise the shares owned by these stockholders, determining the fair value of such shares. The determination of the court will be made exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest to be paid, if any, upon the amount determined to be the fair value.

        Baltek's stockholders considering seeking appraisal of their shares should note that the fair value of their shares determined under Section 262 of the DGCL could be more, the same or less than the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares. The costs of the appraisal proceeding may be determined by the court and taxed against the parties as the court deems equitable under the circumstances. Upon application of a dissenting stockholder, the court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all shares entitled to appraisal. In the absence of a determination or assessment, each party bears his, her or its own expenses. The exchange of shares for cash pursuant to the exercise of appraisal rights will be a taxable transaction for United States federal income tax purposes and possibly state, local and foreign income tax purposes as well. See "Material United States Federal Income Tax Consequences of the Merger" on page 31 of this proxy statement.

        Any stockholder who has duly demanded an appraisal in compliance with Section 262 of the DGCL will not, from and after the effective time of the Merger, be entitled to vote for any purpose the shares subject to demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the effective time of the Merger.

        At any time within 60 days after the effective time of the Merger, any stockholder will have the right to withdraw his demand for appraisal and to accept the terms offered in the Merger Agreement. After this period, a stockholder may withdraw his, her or its demand for appraisal and receive payment for his, her or its shares as provided in the Merger Agreement only with the consent of Baltek. If no petition for appraisal is filed with the court within 120 days after the effective time of the Merger, stockholders' rights to appraisal (if available) will cease. Inasmuch as Baltek has no obligation to file such a petition, any stockholder who desires a petition to be filed is advised to file it on a timely basis. No petition timely filed in the court demanding appraisal may be dismissed as to any stockholder without the approval of the court, which approval may be conditioned upon such terms as the court deems just.

        Failure by any Baltek stockholder to comply fully with the procedures described above and set forth in Annex D to this proxy statement may result in termination of such stockholder's appraisal rights.

  STOCKHOLDERS CONSIDERING SEEKING APPRAISAL SHOULD BE AWARE THAT THE FAIR VALUE OF THEIR SHARES AS DETERMINED UNDER SECTION 262 OF THE DGCL COULD BE MORE THAN, THE SAME AS OR LESS THAN THE MERGER CONSIDERATION THEY WOULD RECEIVE PURSUANT TO THE MERGER PROPOSAL IF THEY DID NOT SEEK APPRAISAL OF THEIR SHARES. FAILURE TO COMPLY STRICTLY WITH ALL OF THE PROCEDURES SET FORTH IN SECTION 262 OF THE DGCL MAY RESULT IN THE LOSS OF A STOCKHOLDER'S STATUTORY APPRAISAL RIGHTS. CONSEQUENTLY, ANY STOCKHOLDER WISHING TO EXERCISE APPRAISAL RIGHTS IS URGED TO CONSULT LEGAL COUNSEL BEFORE ATTEMPTING TO EXERCISE SUCH RIGHTS.

ACCOUNTING TREATMENT

        The Merger will be accounted for as a "purchase transaction" for financial accounting purposes.

FORM OF THE MERGER

        Subject to the terms and conditions of the Merger Agreement and in accordance with Delaware law, at the effective time of the Merger, Alcan Balcorp will merge with and into Baltek. Baltek will survive the Merger as a wholly-owned subsidiary of Alcan.

MERGER CONSIDERATION

        At the effective time of the Merger, each outstanding share of Baltek's common stock, other than treasury shares and those shares held by stockholders who perfect their appraisal or dissenters' rights (as described in "The Merger—Rights of Dissenting Stockholders" on page 27 of this proxy statement), will be converted into the right to receive $15.17 per share. As of the effective time of the Merger, all shares of Baltek's common stock will no longer be outstanding, will automatically be canceled and will cease to exist, and each holder of a certificate representing any shares of Baltek's common stock (other than stockholders who have perfected their appraisal or dissenters' rights) will cease to have any rights as a stockholder, except the right to receive the ratable portion of the aggregate consideration for the Merger. The aggregate consideration for the Merger was determined through arm's-length negotiations between Baltek and Alcan.

CONVERSION OF SHARES; PROCEDURES FOR EXCHANGE OF CERTIFICATES

        The conversion of Baltek's common stock into the right to receive the consideration for the Merger will occur automatically at the effective time of the Merger. As soon as reasonably practicable after the effective time of the Merger, Alcan's paying agent will send a transmittal letter to each former Baltek stockholder. The transmittal letter will contain instructions for obtaining cash in exchange for shares of Baltek's common stock. Baltek's stockholders should not return stock certificates with the enclosed proxy.

        In the event of a transfer of ownership of Baltek's common stock that is not registered in the records of Baltek's transfer agent, the cash consideration for shares of Baltek's common stock may be paid to a person other than the person in whose name the certificate so surrendered is registered if:

  •
  the certificate is properly endorsed or otherwise is in proper form for transfer; and

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  the person requesting such payment (a) pays any transfer or other taxes resulting from the payment to a person other than the registered holder of the certificate or (b) establishes to Baltek, the surviving corporation in the Merger, that the tax has been paid or is not applicable.

        The cash paid upon conversion of shares of Baltek's common stock will be issued in full satisfaction of all rights relating to the shares of Baltek's common stock.

EFFECTIVE TIME OF THE MERGER

        The Merger will become effective upon the filing of a certificate of merger with the Delaware Secretary of State or at such later time (but no later than 90 days from the filing date) as set forth in the certificate of merger. The filing of the certificate of merger will occur as soon as practicable after satisfaction or waiver of the conditions to the completion of the Merger described in the Merger Agreement.

DELISTING AND DEREGISTRATION OF BALTEK'S COMMON STOCK

        If the Merger is completed, Baltek's common stock will be delisted from the Nasdaq National Market and Baltek will cease to be a reporting company under the Securities Exchange Act of 1934.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

        The following is a summary of material federal income tax consequences of the Merger to Baltek's stockholders whose shares of Baltek's common stock are converted into the right to receive their respective pro-rata share of the consideration for the Merger in the Merger (including any cash amounts received by dissenting stockholders pursuant to the exercise of dissenters' rights or appraisal rights). This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated and proposed thereunder, and published judicial authority and administrative rulings and practice. Legislative, judicial or administrative authorities or interpretations are subject to change, possibly on a retroactive basis, at any time and a change could alter or modify the statements and conclusions set forth below. It is assumed for purposes of this discussion that the shares of Baltek's common stock are held as "capital assets" within the meaning of Section 1221 of the Code. This discussion does not address all aspects of federal income taxation that may be relevant to a particular stockholder in light of such stockholder's personal investment circumstances, or those stockholders subject to special treatment under the Federal income tax laws (for example, dealers in securities, financial institutions, mutual funds, life insurance companies, tax-exempt organizations or foreign persons) or to stockholders who acquired their shares of common stock through the exercise of employee stock options, pursuant to an employee stock purchase plan, exercise of warrants or other compensation arrangements, or to stockholders who hold their shares as part of an integrated investment such as a hedge, straddle or other risk reduction transaction, or who hold shares that are qualified small business stock for purposes of Section 1202 of the Code. In addition, the discussion does not address any aspect of foreign, state or local income taxation or any other form of taxation that may be applicable to a stockholder. Accordingly, all of Baltek's stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Merger, including the applicable federal, state, local and foreign tax consequences.

  Consequences of the Merger to Baltek's Stockholders

  General

        The receipt of the consideration for the Merger (and any cash amounts received by dissenting stockholders pursuant to the exercise of dissenters' rights or appraisal rights) will be a taxable transaction for federal income tax purposes (and also may be a taxable transaction under applicable state, local and other income tax laws). In general, for federal income tax purposes, a stockholder will recognize gain or loss equal to the difference between his, her or its adjusted tax basis in the shares of Baltek's common stock converted to cash in the Merger (or pursuant to the exercise of dissenters' rights) and the amount of cash received therefor. Such gain or loss will be capital gain or loss and will be long-term gain or loss, if, on the date of the Merger, the shares of Baltek's common stock were held for more than one year.

        Generally, capital losses are deductible only against capital gains and are not available to offset ordinary income; however, individuals are allowed to offset a limited amount of net capital losses against ordinary income.

  Dissenters' Rights

        Under specified circumstances, holders of Baltek's common stock may be entitled to dissenters' or appraisal rights in connection with the Merger. See "Rights of Dissenting Stockholders" on page 27 of this proxy statement. If dissenters' or appraisal rights are available and a holder of Baltek's common stock receives cash pursuant to the exercise of such rights, such holder generally will recognize a gain or loss, measured by the difference between the cash received and such holder's tax basis in such common stock. Holders of Baltek's common stock who exercise dissenters' or appraisal rights are urged to consult their own tax advisors.

  Federal Backup Tax Withholding

        Under the Code, a stockholder may be subject, under certain circumstances, to "backup withholding" at a rate of 30% with respect to payments made in connection with the Merger. Backup withholding is not an additional tax but merely an advance payment, which may be refunded to the extent it results in an overpayment of tax. Backup withholding generally applies if the stockholder:

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  fails to furnish his or her social security number or its taxpayer identification number ("TIN");

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  furnishes an incorrect social security number or TIN;

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  fails properly to report interest or dividends; or

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  under certain circumstances, fails to provide a certified statement, signed under penalties of perjury, that the social security number or TIN provided is his, her or its correct number and that he, she or it is not subject to backup withholding.

        To prevent federal backup income tax withholding with respect to cash received pursuant to the Merger, a stockholder must either provide the exchange agent with a correct social security number or TIN and certify whether such stockholder is subject to backup withholding of federal income tax by completing the substitute Form W-9 included in the letter of transmittal or establish a basis for exemption from backup withholding. Certain persons generally are exempt from backup withholding, including corporations, financial institutions and certain foreign individuals.

        Certain penalties apply for failure to furnish correct information and for failure to include the reportable payments in income. Each stockholder should consult with his, her or its own tax advisor as to his, her or its qualifications for exemption from withholding and the procedure for obtaining such exemption.

        THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS NOT INTENDED TO PROVIDE TAX ADVICE TO BALTEK'S STOCKHOLDERS. BALTEK'S STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE MERGER TO THEM IN VIEW OF THEIR OWN PARTICULAR CIRCUMSTANCES.

REGULATORY MATTERS

        Although all business combination transactions are subject to U.S. antitrust laws and also may be subject to international antitrust laws, filings with the Department of Justice and the Federal Trade Commission prior to closing of the Merger are not required. However, the Department of Justice or the Federal Trade Commission, as well as a state or private person, may challenge the Merger at any time before or after its completion.

THE MERGER AGREEMENT

        The following description summarizes the material provisions of the Merger Agreement. Stockholders should read carefully the Merger Agreement, which is attached as Annex A to this proxy statement.

REPRESENTATIONS AND WARRANTIES

        The Merger Agreement contains customary representations and warranties made by Baltek relating to, among other things:

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  corporate organization and similar corporate matters;

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  Baltek's capital structure;

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  authorization, execution, delivery, performance and enforceability of the Merger Agreement and other closing documents; receipt of fairness opinion by Baltek from its financial advisor;

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  required consents, registrations, approvals, permits and authorizations of governmental authorities relating to the Merger Agreement;

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  no violation of organizational documents or material agreements as a result of the Merger Agreement or completion of the Merger;

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  the status and accuracy of information provided in connection with Baltek's existing contracts and the validity and effectiveness of such contracts;

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  documents filed by Baltek with the SEC, the accuracy of the financial statements and other information contained in such documents and the disclosure of long term indebtedness of Baltek;

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  absence of certain changes or events since December 31, 2001 that would have a Company Material Adverse Effect;

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  outstanding and pending litigation involving Baltek;

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  absence of liabilities other than as reflected in financial statements;

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  matters relating to employee benefits matters, compliance of compensation and benefit plans with ERISA, absence of certain ERISA liabilities and compliance with certain contribution requirements;

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  compliance with laws and permits;

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  satisfaction of actions necessary to render Delaware takeover statutes inapplicable to the Merger;

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  environmental matters that might have a material adverse effect on Baltek;

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  taxes, including filing of tax returns and payment of taxes by Baltek and absence of certain tax audits, examinations or proceedings;

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  labor matters, including status of labor relations and practices of Baltek;

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  insurance policies of Baltek;

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  intellectual property of Baltek;

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  brokerage and finder's fees; and

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  the required stockholder vote of Baltek's stockholders to approve the transaction.

        The Merger Agreement also contains customary representations and warranties made by Alcan and Alcan Balcorp relating to, among other things:

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  corporate organization and similar corporate matters;

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  authorization, execution, delivery, performance and enforceability of the Merger Agreement;

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  required consents, registrations, approvals, permits and authorizations of governmental authorities relating to the Merger Agreement;

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  no violation of organizational documents or material agreements as a result of the Merger Agreement or completion of the Merger;

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  absence of beneficial ownership of shares of Baltek's common stock; and

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  availability of funds to consummate the Merger and the other transactions contemplated by the Merger Agreement.

CONDITIONS TO THE COMPLETION OF THE MERGER

        Each of Baltek, Alcan and Alcan Balcorp is obligated to complete the Merger only if the following conditions are met or waived by such party at or prior to the effective time of the Merger:

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  the Merger and the Merger Agreement must be approved by and adopted by the requisite vote of Baltek's stockholders;

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  all governmental approvals and consents necessary to effect the transactions are obtained, unless the failure to obtain the approvals and consent would not have a Company Material Adverse Effect; and

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  no court or government entity having jurisdiction over any of the parties has issued an order that prohibits the consummation of the Merger.

        Alcan and Alcan Balcorp are obligated to complete the Merger only if certain conditions are met by Baltek or waived by Alcan or Alcan Balcorp at or prior to the effective time of the Merger. These include that:

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  the representations and warranties of Baltek set forth in the Merger Agreement are true and correct when made and will be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date, except where a representation or warranty speaks as of an earlier date, and Alcan has received a certificate signed on behalf of Baltek by the President and Chief Executive Officer of Baltek to such effect;

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  Alcan has access to the business of Baltek and its subsidiaries to permit it to conduct a due diligence investigation to confirm to its satisfaction the representations and warranties of Baltek made in the Merger Agreement;

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  the holders of no more than 5% of Baltek's outstanding shares have perfected appraisal rights under Delaware law;

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  all of the directors of Baltek have submitted their resignations and Baltek has performed in all material respects each of its obligations contained in the Merger Agreement required to be performed on or prior to the Closing Date;

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  Baltek has divested all of its interests in its subsidiaries conducting its shrimp business;

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  each of Jacques Kohn, Jean Kohn, Margot W. Kohn, Henri-Armand Kohn and Isabelle Kohn has executed and delivered termination of employment and non-competition agreements on terms satisfactory to Alcan;

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  each of Jacques Kohn and Margot W. Kohn has executed and delivered consulting agreements on terms satisfactory to Alcan;

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  the Voting Agreement between Alcan and the Voting Agreement Stockholders remains in full force and effect; and

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  Baltek has obtained certain written consents pursuant to certain material contracts with third parties on terms satisfactory to Alcan.

        Baltek is obligated to complete the Merger only if the following additional conditions are met by Alcan Balcorp and Alcan or waived by Baltek at or prior to the effective time of the Merger:

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  the representations and warranties of Alcan and Alcan Balcorp set forth in the Merger Agreement are true and correct when made and will be true and correct in all material respects on and as of the Closing Date as if made on and as of such date, except where a representation or warranty expressly speaks as of an earlier date, and Baltek has received certificates signed on behalf of Alcan by an officer of Alcan and by Alcan Balcorp by the Chief Executive Officer of Alcan Balcorp to such effect; and

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  Alcan and Alcan Balcorp have performed in all material respects all material obligations contained in the Merger Agreement required to be performed on or prior to the Closing Date.

        Baltek can provide no assurance that all of the conditions precedent to the Merger will be satisfied or waived by the party permitted to do so. Baltek cannot at this point determine whether it would resolicit proxies in the event that it decides to waive any of the items listed above. This decision would depend on the facts and circumstances leading to Baltek's decision to complete the Merger and whether Baltek believes there has been a material change in the terms of the Merger and the effect of such change on Baltek's stockholders. In making its determination, Baltek would consider, among other factors, the reasons for the waiver, the effect of the waiver on the terms of the Merger, whether the requirement being waived was necessary in order to make the Merger fair to Baltek's stockholders from a financial point of view, the availability of alternative transactions and the prospects of Baltek as an independent entity. If Baltek determines that a waiver of a condition would materially change the terms of the Merger, it will resolicit proxies.

CONDUCT OF BUSINESS BY BALTEK PENDING THE MERGER

        During the period from the date of the Merger Agreement through the effective time of the Merger, Baltek has agreed as to itself and its subsidiaries that, except as otherwise contemplated in the Merger Agreement or other instruments relating to the Merger, and unless Alcan otherwise approves in writing (which approval will not be unreasonably withheld or delayed), Baltek will:

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  operate its business and that of its subsidiaries only in the ordinary course of business and, to the extent consistent with such operation, use its best efforts to (i) preserve the present business organization intact and (ii) preserve all beneficial business relationships with all customers, suppliers, employees and others having business dealings with its business and that of its subsidiaries;

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  maintain its material assets in such condition and repair consistent with past practice and maintain upon all of its material assets, in full force and effect, insurance comparable in amount and coverage to that in effect on the date of the Merger Agreement;

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  not issue, sell, pledge, dispose of or encumber any capital stock owned by it in any of its subsidiaries; amend its certificate of incorporation or bylaws; split, combine or reclassify its outstanding shares of capital stock; declare, set aside or pay any dividend other than dividends from its direct or indirect wholly-owned subsidiaries or repurchase, redeem or otherwise acquire, or permit any of its subsidiaries to purchase or otherwise acquire, any shares of its capital stock or any securities convertible into or exchangeable or exercisable for any shares of its capital stock;

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  not issue, sell, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of its capital stock or any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote with Baltek's stockholders; grant or sell any option or right to purchase the assets of Baltek, except regarding non-material assets in the ordinary course of business consistent with past practice; or subject any of its assets to any further material lien, charge, mortgage, pledge, security interest or similar encumbrance, other than (i) as disclosed in the financial statements included in any of Baltek's registration statements, reports, proxy statements or information statements prepared by Baltek since December 31, 2001, and (ii) in the ordinary course of business consistent with past practice;

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  not terminate, establish, adopt, enter into, make any new grants or awards under, amend or otherwise modify, any compensation and benefit plans, or pay or promise to pay any bonus, profit-sharing or special compensation to any of its current or former employees, or those of any of its subsidiaries, or make any increase in the compensation payable or to become payable to any of such employees, except (i) for changes that are required by applicable law, (ii) to satisfy obligations under the terms of any agreement or plan in effect as of the date of the Merger Agreement, (iii) for increases in compensation that are made in the ordinary course of business consistent with past practice (which shall include normal, periodic performance reviews and related compensation and benefit increases) and (iv) for employment arrangements for, or grants of awards to, newly hired employees in the ordinary course of business;

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  except in the ordinary course of business not enter into or terminate any of its contracts, the performance of which involves consideration in excess of $100,000, other than distribution, purchase or supply agreements entered into in the ordinary course of business, or make any change to any such contract;

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  not make any tax election or permit any insurance policy naming it as a beneficiary or loss-payable payee to be canceled or terminated without prior notice to Alcan, except in the ordinary and usual course of business;

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  not settle or compromise any material claims or litigation or, except in the ordinary and usual course of business, waive, release or assign any material rights or claims; and

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  not authorize or enter into an agreement to do any of the foregoing.

        Notwithstanding the foregoing, Baltek is not prohibited from:

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  making, accepting or settling inter-company advances to, from or with any or all of its subsidiaries;

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  causing any of its subsidiaries to pay or distribute to Baltek all cash, money market instruments, bank deposits, certificates of deposit, other cash equivalents, marketable securities and other investment securities then owned or held by such subsidiary; or

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  engaging in any other transaction incident to the normal cash management procedures of Baltek and its subsidiaries in the ordinary course of business.

LIMITATION ON CONSIDERING OTHER ACQUISITION PROPOSALS

        Baltek has agreed that neither it nor any of its subsidiaries nor any of their respective officers or directors will, and that it will direct and use its best efforts to cause their respective employees, agents and representatives not to (i) solicit, initiate, encourage or otherwise facilitate any Acquisition Proposal, or (ii) participate in any negotiations concerning, or provide any confidential information or data to or have any discussions with any person relating to, an Acquisition Proposal, or otherwise facilitate any effort to make or implement an Acquisition Proposal.

        Nevertheless, the Merger Agreement does not prevent Baltek, its directors, officers, agents or other representatives from (i) providing information subject to a confidentiality agreement in response to an unsolicited bona fide written Acquisition Proposal and engaging in any negotiations or discussions in connection with such Acquisition Proposal or (ii) recommending such an Acquisition Proposal to Baltek's stockholders if the Board determines in good faith (after consultation with outside legal counsel) that its failure to take such action would be inconsistent with the fiduciary duties of the directors and the Board determines in good faith (after consultation with its financial advisor), such Acquisition Proposal is a Superior Proposal.

TERMINATION

        The Merger Agreement may be terminated:

  •
  by mutual written consent of both Baltek and Alcan;

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  by either Baltek or Alcan if (i) the Merger is not consummated by August 30, 2003; provided that the right to terminate shall not be available to any party who breached in any material respect its material obligations under the Merger Agreement that contributed to the failure of the Merger to be consummated; (ii) the Merger and the Merger Agreement are not approved by and adopted by the requisite vote of Baltek's stockholders; or (iii) a court or government entity having jurisdiction over the parties has issued a final order prohibiting the consummation of the Merger;

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  by Baltek, if Alcan or Alcan Balcorp has materially breached any representation, warranty, covenant or agreement in the Merger Agreement which is not curable or, if curable, is not cured within thirty days after the giving of notice by Baltek; provided that such breach results in (i) the failure of a representation or warranty of Alcan or Alcan Balcorp to be true and correct as of the Closing Date or (ii) the failure of Alcan or Alcan Balcorp to perform in all material respects all material obligations required to be performed by them under the Merger Agreement on or prior to the Closing Date;

  •
  by Baltek if its Board authorizes it to enter into a binding written agreement concerning a transaction determined to be a Superior Proposal (as defined on page 11 of this proxy statement); provided, however, Baltek may not terminate the Merger Agreement pursuant to this provision unless (i) it has delivered to Alcan a written notice of its intent to enter into an agreement to effect such a transaction, (ii) Alcan does not make an offer within three business days following receipt of such written notice by Baltek that the Board in good faith determines, after consultation with its financial advisors, is at least as favorable, from a financial point of view, to Baltek's stockholders as the Superior Proposal and (iii) upon termination Baltek pays to Alcan the required termination fee;

  •
  by Alcan, if the Board withdraws or adversely modifies its approval or recommendation of the Merger Agreement or after an Acquisition Proposal (as defined on page 11 of this proxy statement) has been made and the Board fails to reconfirm its recommendation of the Merger Agreement within fifteen business days after requested in writing by Alcan to do so; or

  •
  by Alcan, if Baltek has materially breached any representation, warranty, covenant or agreement in the Merger Agreement which is not curable or, if curable, is not cured within thirty days after the giving of notice by Alcan; provided that such breach results in (i) the failure of a representation or warranty of Baltek to be true and correct as of the Closing Date or (ii) the failure of Baltek to perform in all material respects all material obligations required to be performed by it under the Merger Agreement on or prior to the Closing Date.

EXPENSES AND TERMINATION FEES

        The Merger Agreement provides that regardless of whether the Merger is consummated, all costs, fees and expenses incurred by the parties in connection with the Merger shall be borne by the party incurring such costs, fees and expenses.

        However, under certain circumstances relating to the termination of the Merger Agreement, Baltek may be required to pay Alcan a termination fee equal to $1.2 million in immediately available funds. If Alcan or Alcan Balcorp commences and prevails in an action against Baltek to obtain payment of such termination fee, Baltek will also be required to pay the reasonable costs and expenses (including reasonable attorneys' fees) incurred by Alcan and Alcan Balcorp in connection with such an action. The circumstances under which this termination fee would be due are if:

  •
  Alcan terminates the Merger Agreement due to Baltek's inability to obtain the required approval of the stockholders of Baltek for the consummation of the Merger;

  •
  Baltek terminates the Merger Agreement because it has received a Superior Proposal and intends to enter into a binding agreement with the party making the Superior Proposal and Alcan does not make, within three business days of receipt (not counting the day of receipt) of Baltek's written notification of its intention to enter into a binding agreement for a Superior Proposal, an offer that the Board determines, in good faith after consultation with its financial advisors, is at least as favorable, from a financial point of view, to Baltek's stockholders as the Superior Proposal; or

  •
  Alcan terminates the Merger Agreement because the Board has withdrawn or adversely modified its approval or recommendation of the Merger Agreement or, after an Acquisition Proposal (as opposed to a Superior Proposal) has been made, the Board has failed to reconfirm its recommendation of the Merger Agreement within fifteen business days after a written request by Alcan to do so.

        Furthermore, Baltek, as the surviving corporation, will pay all charges and expenses related to the exchange of, and payment for, shares pursuant to the Merger Agreement, including, without limitation, those charges and expenses of the paying agent, and any transfer taxes, conveyance taxes and sales taxes, if any, payable in connection with the consummation of the Merger.

AMENDMENT AND WAIVER OF THE MERGER AGREEMENT

        Subject to the provisions of applicable law, at any time prior to when Baltek has filed a certificate of merger with the Delaware Secretary of State, Alcan, Alcan Balcorp and Baltek may modify or amend the Merger Agreement, by written agreement, executed and delivered by duly authorized officers of Alcan and Baltek.

        The conditions to each of the obligations of Alcan, Alcan Balcorp and Baltek to consummate the Merger may be waived by Alcan, Alcan Balcorp and Baltek, in whole or in part, subject to applicable law.

INDEMNIFICATION

        The Merger Agreement provides that Alcan and Baltek, as the surviving corporation, will indemnify and hold harmless (and Alcan and Baltek will also advance expenses as incurred to the fullest extent permitted under applicable law provided the person to whom expenses are advanced, provides any undertaking required under applicable law to repay such advances if it is ultimately determined that such person is not entitled to indemnification), each present and former director, officer, and employee of Baltek, Baltek's current subsidiaries and certain former subsidiaries of Baltek, against any reasonable costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the date that Baltek files the certificate of merger with the Secretary of State of the State Delaware, including the Merger and the other transactions contemplated by the Merger Agreement.

VOTING AGREEMENT

        Simultaneously with the execution and delivery of the Merger Agreement, Alcan Balcorp and Alcan entered into the Voting Agreement with the Voting Agreement Stockholders. On the Record Date, the Voting Agreement Stockholders were the holders of record of approximately 46%, collectively, of Baltek's outstanding common stock.

VOTING

        The Voting Agreement Stockholders agreed, among other things, to vote their shares of Baltek's common stock in favor of the adoption of the Merger Agreement, the approval of the terms thereof and the Merger at the special meeting of stockholders (or at any adjournment thereof) or in any other circumstances upon which a vote, consent or other approval with respect to the Merger and the Merger Agreement is sought. The Voting Agreement Stockholders also agreed to vote against, and not consent to, approval of any Acquisition Proposal or any acquisition agreement or similar agreement related to an Acquisition Proposal, or any change in the persons who constitute the Board that is not approved in advance by at least a majority of the persons who were Baltek directors as of the date of the Merger Agreement. Such Voting Agreement Stockholders further agreed to vote against, and not consent to, any other action or proposal involving Baltek or any of its subsidiaries that would in any manner prevent, impede, interfere with, delay, postpone or adversely affect the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement. In order to secure these obligations, each of the Voting Agreement Stockholders granted to Alcan and its designees an irrevocable proxy and irrevocably appointed Alcan and its designee such Voting Agreement Stockholder's attorney and proxy to vote or, if applicable, to give consent with regard to all of the respective Voting Agreement Stockholder's shares of Baltek's common stock subject to the Voting Agreement.

RESTRICTIONS ON TRANSFER AND OTHER VOTING ARRANGEMENTS

        Each Voting Agreement Stockholder also agreed not to sell, transfer, pledge, assign or otherwise dispose of any of his or its shares of Baltek's common stock subject to the Voting Agreement without the prior written consent of Alcan, except as otherwise permitted by certain limited terms and conditions of the Voting Agreement.

NO SOLICITATION

        The Voting Agreement Stockholders also agreed not to directly or indirectly solicit, initiate, encourage, participate in any discussions or negotiations, furnish confidential information to any person or otherwise facilitate any inquiries in connection with the making of any Acquisition Proposal. Such an obligation also extended to a Voting Agreement Stockholder's agents and representatives. Nevertheless, the Voting Agreement does not preclude such Voting Agreement Stockholders or any of their respective agents or representatives from taking any actions permitted under the Merger Agreement.

TERMINATION

        The obligations of the Voting Agreement Stockholders will terminate on the earlier to occur of the consummation of the Merger and the termination of the Merger Agreement in accordance with the terms thereof, except that the restrictions on the sale or other transfer of the shares of Baltek's common stock subject to the Voting Agreement will terminate on the termination of the Merger Agreement pursuant to its terms.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of Baltek's common stock as of June 2, 2003 by each person known to Baltek to be the beneficial owner, at that date, of more than five percent of the outstanding Baltek's common stock, by each director, and by all directors and officers of Baltek as a group:

BENEFICIAL OWNERSHIP(1)

Name and Address of Beneficial Owner(2)	Number of Shares	Percent of Class
Jacques Kohn(a)	1,072,007	46.1
Jean Kohn(a)	1,072,007	46.1
Bernard Kohn(a)	1,072,007	46.1
Bernard Kohn Revocable Living Trust(a)	1,072,007	46.1
Bernard Kohn Irrevocable Descendants Trust(a)	1,072,007	46.1
Alcan Inc.(b)	1,072,007	46.1
Henri-Armand Kohn	11,963	*
Reich & Tang Asset Management L.P.(c)	189,800	8.1
Benson J. Zeikowitz	200	*
Bernard J. Wald	-0-	-0-
William F. Nicklin	-0-	-0-
Margot W. Kohn(d)	-0-	-0-
All directors and officers as a group (11 persons)	1,083,970	46.6

*
Less than 1%

(a)
Consists of 469,565 shares of common stock directly held by each of Jacques Kohn and Jean Kohn, 85,820 shares of common stock directly held by the Bernard Kohn Revocable Living Trust ("Living Trust") and 47,057 shares of common stock directly held by the Bernard Kohn Irrevocable Descendants Trust ("Descendants Trust," and together with the Living Trust, the "Bernard Kohn Trusts") (all such shares of common stock being collectively referred to as the "Voting Agreement Shares"). Bernard Kohn is the sole trustee of the Living Trust, having sole voting and dispositive powers over the shares held by the Living Trust. Jacques Kohn and Bernard Kohn are co-trustees of the Descendants Trust, having shared dispositive powers over the shares held by the Descendants Trust. The Voting Agreement Shares are subject to an agreement, dated March 5, 2001 (the "March 5, 2001 Agreement"), pursuant to which Jacques, Jean and Bernard Kohn agreed to vote their shares on all matters in accordance with a majority vote of the three individuals. In addition, Jacques and Jean Kohn have agreed under the March 5, 2001 Agreement that if they propose to sell any of their shares to a third party, Bernard Kohn may elect to participate in such sale on a pro rata basis. The Voting Agreement Stockholders entered into the Voting Agreement with Alcan in connection with the Merger whereby, among other things, each Voting Agreement Stockholder agreed to vote, and granted Alcan an irrevocable proxy to vote, all of his or its shares of common stock to approve the Merger Agreement and the Merger. Other than with respect to its interest in the Voting Agreement, Alcan disclaims beneficial ownership of such shares. Except as to the shares directly held by each of the Voting Agreement Stockholders, each of the Voting Agreement Stockholders disclaim beneficial ownership of the Voting Agreement Shares within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934.

(b)
Consists of the Voting Agreement Shares. Pursuant to the proxy contained in the Voting Agreement, Alcan possesses shared power to direct the vote of the Voting Agreement Shares, and

  Alcan thus may be deemed to beneficially own such Voting Agreement Shares. Alcan does not directly hold any outstanding shares of Baltek's common stock. Alcan disclaims beneficial ownership of the Voting Agreement Shares within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934.

(c)
Successor to New England Investment Companies L.P. as the owner of the shares listed.

(d)
Margot W. Kohn disclaims any beneficial ownership of the shares directly held by her husband, Jacques Kohn, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Baltek believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 2,323,944 shares outstanding as of the Record Date.

(2)
The addresses for the named beneficial holders are: for Alcan Inc., 1188 Sherbrooke Street West, Montreal, Quebec H3A 3G2 Canada; for the Bernard Kohn Revocable Living Trust and Bernard Kohn Irrevocable Descendants Trust, c/o Herzfeld & Rubin, P.C., 40 Wall Street, New York, NY 10005; for Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, NY 10020 and for all of the other named individuals, c/o Baltek Corporation, 10 Fairway Court, P.O. Box 195, Northvale, NJ 07647.

STOCKHOLDER PROPOSALS

        Baltek will hold a 2003 annual meeting of stockholders only if the Merger is not completed.

        The deadline for submitting a stockholder proposal for inclusion in Baltek's proxy statement and form of proxy for Baltek's 2003 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 was February 22, 2003, as currently scheduled. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must have done so no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting of stockholders (no earlier than January 23, 2003 and no later than February 22, 2003 as currently scheduled); provided, however, that in the event that the date of the annual meeting of stockholders is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting of stockholders, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting of stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made. Stockholders wishing to submit any such proposals are also advised to review Baltek's bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

WHERE YOU CAN FIND MORE INFORMATION

        Baltek and Alcan file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that Baltek and Alcan file with the SEC at the SEC's public reference room at the following location:

Public Reference Room
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

        Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet world wide web site maintained by the SEC at "http://www.sec.gov." Reports, proxy statements and other information concerning Baltek may also be inspected at the offices of The Nasdaq Stock Market at 1735 K Street, N.W., Washington, D.C. 20006.

        Alcan has supplied all information contained in this proxy statement relating to Alcan and Alcan Balcorp and Baltek has supplied all such information relating to Baltek.

        Baltek's stockholders should not send in their Baltek stock certificates until they receive the transmittal materials from the paying agent. Baltek's stockholders of record who have further questions about their share certificates or the exchange of their Baltek's common stock for cash should call the paying agent.

        You should rely only on the information contained in this proxy statement including the annexes attached hereto. Baltek has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated June 3, 2003. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to stockholders nor the issuance of cash in the Merger creates any implication to the contrary.

OTHER MATTERS

        There is no other business to be brought before the Special Meeting.

By Order of the Board of Directors
/s/ JACQUES KOHN JACQUES KOHN President and Chief Executive Officer
Northvale, New Jersey June 3, 2003

ANNEX A

AGREEMENT AND PLAN OF MERGER

Among

BALTEK CORPORATION,

ALCAN INC.

and

ALCAN BALCORP, INC.

Dated as of 5 March, 2003

ANNEX A

i

		(d) Ownership of Shares	16
		(e) Funds	16
6.	Covenants		16
	6.1	Interim Operations	16
	6.2	Acquisition Proposals	18
	6.3	Stockholder Approvals	18
	6.4	Stockholder Meeting and Proxy Statement	18
	6.5	Filings; Other Actions; Notification	19
	6.6	Access	20
	6.7	Stock Exchange De-listing	20
	6.8	Publicity	20
	6.9	Expenses	20
	6.10	Indemnification	21
	6.11	Takeover Statute	21
7.	Conditions		21
	7.1	Conditions to Each Party's Obligation to Effect the Merger	21
		(a) Stockholder Approvals	21
		(b) Regulatory Consents	21
		(c) No Orders	22
	7.2	Conditions to Obligations of Parent and Merger Sub	22
		(a) Representations and Warranties	22
		(b) Confirmatory Due Diligence	22
		(c) Dissents	22
		(d) Resignations	22
		(e) Performance of Obligations of the Company	22
		(f) Divestiture of Shrimp Business	22
		(g) Additional Agreements	22
	7.3	Conditions to Obligation of the Company	23
		(a) Representations and Warranties	23
		(b) Performance of Obligations of Parent and Merger Sub	23
8.	Termination		23
	8.1	Termination by Mutual Consent	23
	8.2	Termination by Either Parent or the Company	23
	8.3	Termination by the Company	23
	8.4	Termination by Parent	24
	8.5	Effect of Termination and Abandonment	24
9.	Miscellaneous and General		25
	9.1	Survival	25
	9.2	Modification or Amendment	25
	9.3	Waiver of Conditions	25
	9.4	Counterparts	25
	9.5	Governing Law and Venue; Waiver of Jury Trial	25
	9.6	Notices	26
	9.7	Entire Agreement	26
	9.8	No Third Party Beneficiaries	26
	9.9	Obligations of Parent and of the Company	27
	9.10	Severability	27
	9.11	Interpretation	27
	9.12	Assignment	27

ii

ANNEX A

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement"), dated as of 5 March 2003, among BALTEK CORPORATION, a Delaware corporation (the "Company"), ALCAN INC., a Canadian company ("Parent") and ALCAN BALCORP, INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub").

RECITALS

        WHEREAS, the Boards of Directors of each of the Company, Parent and Merger Sub have approved this Agreement, and the Boards of Directors of each of the Company, Parent and Merger Sub have approved the merger of the Company with and into the Merger Sub upon the terms and subject to the conditions set forth in this Agreement (the "Merger"); and

        WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger and the other transactions contemplated by this Agreement;

        NOW, THEREFORE, in consideration of the premises, and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1.     Definitions and Exhibits

        1.1    Definitions

        As used in this Agreement, the following terms shall have the meanings set forth below:

        "Acquisition Proposal" shall have the meaning set forth in Section 6.2;

        "Agreement" shall mean this Agreement and Plan of Merger, including any exhibits hereto;

        "Audit Date" shall mean December 31, 2001;

        "Bankruptcy and Equity Exception" shall have the meaning set forth in Section 5.1(c)(i);

        "Closing" shall have the meaning set forth in Section 2.2;

        "Closing Date" shall mean the time and date at which the Closing takes place pursuant to Section 2.2;

        "Code" shall mean the Internal Revenue Code of 1986, as amended;

        "Company" shall mean Baltek Corporation;

        "Company Certificates" shall have the meaning set forth in Section 4.1(a);

        "Company Closing Documents" shall have the meaning set forth in Section 5.1(c)(i);

        "Company Common Share" shall have the meaning set forth in Section 4.1(a);

        "Company Contracts" shall have the meaning set forth in Section 5.1(e);

        "Company Disclosure Letter" shall have the meaning set forth in Section 5.1;

        "Company Intellectual Property Rights" shall have the meaning set forth in Section 5.1(p);

        "Company Material Adverse Effect" means an effect, change, development or circumstance that, individually or in the aggregate is or is reasonably likely to be material and adverse with respect to the

1

financial condition, results of operations, assets, business or prospects of the Company and its Subsidiaries taken as a whole;

        "Company Reports" shall have the meaning set forth in Section 5.1(f);

        "Company Requisite Vote" shall have the meaning set forth in Section 5.1(c);

        "Company Voting Debt" shall have the meaning set forth in Section 5.1(b);

        "Compensation and Benefit Plans" shall have the meaning set forth in Section 5.1(i);

        "Consulting Agreements" shall have the meaning set forth in Section 7.2(g)(ii);

        "Contract" shall have the meaning set forth in Section 5.1(d);

        "Costs" shall have the meaning set forth in Section 6.10(a);

        "DGCL" shall mean the Delaware General Corporation Law, as amended;

        "Dissenting Stockholders" shall mean stockholders exercising appraisal rights pursuant to Section 262 of the DGCL;

        "Employees" shall have the meaning set forth in Section 5.1(i);

        "Encumbrance" shall have the meaning set forth in Section 6.1(a);

        "Environmental Law" means any applicable law, regulation, code, license, permit, order, decree or injunction from any Governmental Entity governing (A) the protection of the environment, (including air, water, soil and natural resources) or (B) the use, storage, handling, release or disposal of Hazardous Substances, in each case as presently in effect;

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended;

        "ERISA Affiliate" shall have the meaning set forth in Section 5.1(i);

        "GAAP" shall mean U.S. generally accepted accounting principles consistently applied;

        "Governmental Consents" shall have the meaning set forth in Section 7.1(b);

        "Governmental Entity" shall mean any governmental or regulatory authority, agency, commission or other entity, domestic or foreign;

        "Government Antitrust Entity" shall have the meaning set forth in Section 6.5(e);

        "Hazardous Substance" means any substance presently listed, defined, designated or classified as hazardous, toxic or radioactive under any applicable Environmental Law including petroleum and any derivative or by-products thereof;

        "Indemnified Parties" shall have the meaning set forth in Section 6.10(a);

        "IRS" shall mean the Internal Revenue Service;

        "Knowledge of the Company" shall mean the actual knowledge of (i) an officer of the Company or (ii) any individual party to a Voting Agreement, in each case after reasonable inquiry;

        "Laws" shall have the meaning set forth in Section 5.1(j);

        "Merger" shall mean the merger of Merger Sub with and into the Company such that the separate existence of Merger Sub shall thereupon cease;

        "Merger Certificate" shall have the meaning set forth in Section 2.3;

        "Merger Consideration" shall have the meaning set forth in Section 4.1(a);

2

        "Merger Effective Time" shall have the meaning set forth in Section 2.3;

        "Merger Sub" shall have the meaning set forth in the recitals hereto;

        "Merger Sub Common Share" shall have the meaning set forth in Section 4.1(b);

        "Order" shall have the meaning set forth in Section 7.1(c);

        "Parent" shall mean Alcan Inc.;

        "Parent Companies" shall mean Parent, Merger Sub and any direct or indirect subsidiaries of Parent;

        "Paying Agent" shall have the meaning set forth in Section 4.2(a);

        "Pension Plan" shall mean an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA and that is intended to be qualified under Section 401(a) of the Code;

        "Person" shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Government Entity or other entity of any kind or nature;

        "Plans" shall have the meaning set forth in Section 5.1(i);

        "Proxy Statement" shall have the meaning set forth in Section 6.4;

        "Representatives" shall have the meaning set forth in Section 6.6;

        "SEC" shall mean the U.S. Securities and Exchange Commission;

        "Shrimp Business" shall mean all aspects of the Company's shrimp business, including but not limited to all the assets, liabilities, obligations, interests, employees and interest in its subsidiaries Marines C.A. and Recorcholis S.A.;

        "Shrimp Business Divestiture" shall mean the transfer of all of the shares of Marines C.A. and Recorcholis S.A. pursuant to an and in accordance with the terms of the agreement dated 11 December 2002, as amended thereafter;

        "Stockholder Approval" shall have the meaning set forth in Section 6.3;

        "Subsidiary" shall mean a "subsidiary" as defined in Rule 1-02 of Regulation S-X of the SEC;

        "Superior Proposal" shall have the meaning set forth in Section 6.2;

        "Surviving Company" shall have the meaning set forth in Section 2.1;

        "Surviving Company Bylaws" shall have the meaning set forth in Section 3.2;

        "Surviving Company Charter" shall have the meaning set forth in Section 3.1;

        "Takeover Statute" shall have the meaning set forth in Section 5.1(k);

        "Tax" (including, with correlative meaning, the terms "Taxes", and Taxable") includes all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severances, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions;

        "Tax Return" includes all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Tax authority relating to Taxes;

3

        "Termination and Non-Compete Agreements" shall have the meaning set forth in Section 7.2(g)(i);

        "Termination Date" shall have the meaning set forth in Section 8.2;

        "Third-Party Intellectual Property Rights" shall have the meaning set forth in Section 5.1(p).

        1.2    Exhibits

        The following are the exhibits annexed to and incorporated into this Agreement by this reference and deemed to be a part hereof:

Exhibit 5.1:	Company Disclosure Letter
Exhibit 6.10(a)	Indemnified Parties
Exhibit 7.2(g)(i):	Termination of Employment
Exhibit 7.2(g)(ii):	Consulting Agreements
Exhibit 7.2(g)(iii)	Voting Agreements

        1.3    Currency

        Unless otherwise specified, any reference to dollars or other currency in this Agreement denotes a reference to lawful currency of the United States of America.

2.     The Merger

        2.1    The Merger

        Upon the terms and subject to the conditions set forth in this Agreement, at the Merger Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Company"), and the separate corporate existence of Merger Sub with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger, except as set forth in Section 3. The Merger shall have the effects specified in the Delaware General Corporation Law, as amended ("DGCL").

        2.2    Closing

        The closing of the Merger (the "Closing") shall take place (i) at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York at 9:00 A.M. on the second business day following the day on which the last to be satisfied or waived of the conditions set forth in Section 7 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall be satisfied or waived in accordance with this Agreement or (ii) at such other place and time and/or on such other date as the Company and Parent may agree in writing.

        2.3    Merger Effective Time

        As soon as practicable following the Closing, the Company will cause a certificate of merger (the "Merger Certificate") to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in Section 251 of the DGCL. The Merger shall become effective at the time when the Merger Certificate has been duly filed with the Secretary of State of the State of Delaware (the "Merger Effective Time") or at such other time (not later than 90 days after the date of filing) as may be set forth in the Merger Certificate.

3.     The Surviving Company

        3.1    Certificate of Incorporation of the Surviving Company

        At the Merger Effective Time the certificate of incorporation of the Surviving Company (the "Surviving Company Charter") shall be amended in its entirety to read as the certificate of

4

incorporation of Merger Sub as in effect immediately prior to the Merger Effective Time until duly amended as provided therein or by applicable law; provided that the certificate of incorporation shall provide that the Surviving Corporation shall be named "Baltek Corporation".

        3.2    Bylaws of the Surviving Company    The bylaws of Merger Sub in effect at the Merger Effective Time shall be the bylaws of the Surviving Company (the "Surviving Company Bylaws"), until thereafter amended as provided therein or by applicable law.

        3.3    Directors of the Surviving Company

        The directors of Merger Sub at the Merger Effective Time shall, from and after the Merger Effective Time, be the directors of the Surviving Company until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Company Charter and the Surviving Company Bylaws.

        3.4    Officers of the Surviving Company

        The officers of the Merger Sub at the Merger Effective Time shall, from and after the Merger Effective Time, be the officers of the Surviving Company until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Company Charter and the Surviving Company Bylaws.

4.     Effect of the Merger on Capital Stock; Exchange of Certificates

        4.1    Effect of the Merger

        At the Merger Effective Time, as a result of the Merger and without any action on the part of the holder of any capital stock of the Company:

    (a)
    Merger Consideration

      Each share of Common Stock, par value $1.00 per share, of the Company (each, a "Company Common Share") issued and outstanding immediately prior to the Merger Effective Time (other than Company Shares owned by Dissenting Stockholders) shall be converted into the right to receive, without interest, an amount in cash (the "Merger Consideration") equal to $15.17 per Company Common Share. All such Company Common Shares, by virtue of the Merger and without any action on the part of the holders thereof, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each holder of a certificate representing any such Company Common Shares (the "Company Certificates") shall thereafter cease to have any rights with respect to such Company Common Shares, except the right to receive the Merger Consideration for such Company Common Shares upon the surrender of such Company Certificate in accordance with Section 4.2 or the right, if any, to receive payment from the Surviving Company of the "fair value" of such Company Common Shares as determined in accordance with Section 262 of the DGCL.

    (b)
    Merger Sub

      Each share of Common Stock, par value $0.001 per share, of Merger Sub (each, a "Merger Sub Common Share") issued and outstanding immediately prior to the Merger Effective Time shall, by virtue of the Merger and without any action on the part of Merger Sub or the holders of such shares, be converted into and become one validly issued, fully-paid and outstanding share of common stock of the Surviving Corporation.

        4.2    Exchange of, and Payment for, Shares

    (a)
    Paying Agent

5

      Prior to the Merger Effective Time, Parent shall deposit or cause to be deposited with a paying agent selected prior thereto by Parent (the "Paying Agent"), amounts sufficient in the aggregate to provide all funds necessary for the Paying Agent to make payments pursuant to Section 4.1(a) to holders of Company Common Shares issued and outstanding immediately prior to the Merger Effective Time (it being understood that any and all interest or other income earned on funds held by the Paying Agent shall be for the account of Parent).

    (b)
    Exchange Procedures

    (i)
    As soon as reasonably practicable after the Merger Effective Time, the Surviving Company shall cause to be mailed to each Person who was, at the Merger Effective Time, a holder of record of issued and outstanding Company Common Shares (i) a letter of transmittal specifying that delivery shall be effected, and the risk of loss and title to each Company Certificate shall pass, only upon delivery of such Company Certificate (or affidavits of loss in lieu thereof) to the Paying Agent, such letter of transmittal to be in such form and have such other provisions as Parent and the Company may reasonably agree, and (ii) instructions for use in effecting the surrender of Company Certificates. Upon surrender to the Paying Agent of any Company Certificate, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, the Surviving Company shall promptly cause to be paid to the Person(s) entitled thereto a check in the amount to which such Person(s) are entitled pursuant to Section 4.2(a), after giving effect to any required tax withholdings. No interest will be paid or will accrue on the amount payable upon the surrender of any Company Certificate.

    (ii)
    If payment is to be made to a Person other than the registered holder of the Certificate surrendered, it shall be a condition of such payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Surviving Company, or to the satisfaction of the Paying Agent, that such tax has been paid or is not applicable.

    (c)
    Transfers

      After the Merger Effective Time, there shall be no transfers on the stock transfer books of the Company of the Company Common Shares that were outstanding immediately prior to the Merger Effective Time.

    (d)
    Termination of Exchange Fund

    (i)
    One hundred and eighty days following the Merger Effective Time, the Surviving Company shall be entitled to cause the Paying Agent to deliver to it any funds (including any interest received with respect thereto) made available to the Paying Agent in respect of the payments to be made pursuant to Section 4.2(a) which have not been disbursed to holders of Company Certificates on the Merger Effective Time, and thereafter such holders shall be entitled to look to the Surviving Company or Parent only as general creditors thereof with respect to the cash payable upon due surrender of their Company Certificates.

    (ii)
    Notwithstanding the foregoing, to the fullest extent permitted by law, neither the Paying Agent nor any party hereto shall be liable to any holder of Certificates for any amount paid to a public official pursuant to any applicable abandoned property,

6

        escheat or similar law. The Surviving Company shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of cash for Company Common Shares and if necessary Parent shall reimburse the Surviving Company for such charges and expenses.

    (e)
    Lost, Stolen or Destroyed Certificates

      In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond in customary amount as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will pay in exchange for such lost, stolen or destroyed Certificate the consideration due such holder pursuant to Section 4.1(a) upon due surrender of the Company Common Shares represented by such Certificate.

        4.3    Dissenters' Rights

        Any Company Common Shares that have not been voted for adoption of the Merger and this Agreement and with respect to which appraisal rights shall have been properly demanded in accordance with Section 262 of the DGCL shall not be converted into the right to receive the Merger Consideration unless and until the holder of such Company Common Shares withdraws his, her or its demand for such appraisal in accordance with the DGCL. The Company shall give Parent notice of any written demands for appraisals, and withdrawals for demands for appraisal, of Company Common Shares. Parent shall have the right to participate in all negotiations and proceedings with respect to any such demands. Neither the Company nor the Surviving Company shall, except with the prior written consent of Parent, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for payment. If any Dissenting Stockholder shall fail to perfect or shall have effectively withdrawn or lost the right to dissent, Company Common Shares held by such Dissenting Stockholder shall thereupon be treated as though such Company Common Shares had been converted into the Merger Consideration pursuant to Section 4.1(a).

5.     Representations and Warranties

        5.1    Representations and Warranties of the Company

        Except as set forth in the numbered section of the disclosure letter attached hereto as Exhibit 5.1 (the "Company Disclosure Letter") corresponding to the relevant paragraph below or the Company Reports filed on or prior to the date hereof, the Company hereby represents and warrants to Parent and Merger Sub that:

    (a)
    Organization, Good Standing and Qualification

      Each of the Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate or similar power and authority to own and operate its properties and assets and to carry on its business as presently conducted and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its properties or conduct of its business requires such qualification except where the lack of such qualification would not have a Company Material Adverse Effect. The Company has made available to Parent a complete and correct copy of the Company's and each of its Subsidiaries' certificates of incorporation and bylaws, each as amended to date. The Company's and its Subsidiaries' certificates of incorporation and bylaws so delivered are in full force and effect.

    (b)
    Capital Structure

7

      The authorized capital stock of the Company consists of 10,000,000 Company Common Shares and 5,000,000 preferred shares, of which 2,323,944 Company Common Shares and no preferred shares are outstanding on the date hereof. All of the outstanding Company Common Shares have been duly authorized and are validly issued, fully paid and nonassessable. As of the date of this Agreement, the Company has no Company Common Shares reserved for issuance or subject to issuance. Each of the outstanding shares of capital stock or other equity interests of each of the Company's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and, except for directors' qualifying and nominee shares, owned by a direct or indirect wholly owned subsidiary of the Company, free and clear of any lien, pledge, security interest, claim or similar encumbrance. Except as set forth above, or in the Company Disclosure Letter or in the certificate of incorporation of the Company, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements or commitments to issue or sell any shares of capital stock or other securities of the Company or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter ("Company Voting Debt").

    (c)
    Corporate Authority; Approval and Fairness

    (i)
    The Company has all requisite power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate, subject only to approval of this Agreement by a majority of the votes entitled to be cast by holders of the Company Common Shares (the "Company Requisite Vote") and the filing of the Merger Certificate with the Delaware Secretary of State, the Merger. This Agreement is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles (the "Bankruptcy and Equity Exception"). Upon the execution and delivery by the Company and certain holders of Company Common Shares, as further set out in this Agreement, of the Employment Agreements, Consulting Agreements and Voting Agreements and each other agreement to be executed or delivered by any or all of the Company and certain holders of Company Common Shares at the Closing (collectively, the "Company Closing Documents"), each of the Company Closing Documents will constitute a valid and binding agreement of the Company and the relevant holders of Company Common Shares, enforceable against them in accordance with its terms, and subject only to the Bankruptcy and Equity Exception.

    (ii)
    The Board of Directors of the Company (A) has approved this Agreement and the Merger and the other transactions contemplated hereby and (B) has received the opinion of its financial advisor, Phoenix Capital Corp., a subsidiary of Laidlaw Global Services, Inc., to the effect that the Merger Consideration to be received by the holders of the Company Common Shares in the Merger is fair to such holders from a financial point of view. It is agreed and understood that such opinion is for the

8

        benefit of the Company's Board of Directors and may not be relied on by Parent or Merger Sub.

    (d)
    Governmental Filings; No Violations

    (i)
    Other than the filings and/or notices (A) pursuant to Section 2.3, (B) pursuant to the Exchange Act or (C) required to be made with any Governmental Entity in any jurisdiction outside the United States, including Ecuador and listed in Section 5.1(d) of the Company Disclosure Letter, no notices, reports or other filings are required to be made by the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any Governmental Entity in connection with the execution and delivery of this Agreement by the Company, the consummation by the Company of the Merger and the other transactions contemplated hereby, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger or the other transactions contemplated by this Agreement.

    (ii)
    The execution, delivery and performance of this Agreement and the other Company Closing Documents by the Company and certain holders of Company Common Shares do not, and the consummation by the Company of the Merger and the other transactions contemplated hereby will not, constitute or result in (A) a breach or violation of, or a default under, the certificate of incorporation or bylaws of the Company or the comparable governing instruments of any of its Subsidiaries, or (B) a breach or violation of, a default under, the acceleration or alteration of any obligations of or the creation of a lien, pledge, security interest, claim or similar encumbrance on the assets of the Company or any of its Subsidiaries (with or without notice, lapse of time or both) pursuant to, any agreement, lease, sublease, contract, note, mortgage, indenture, arrangement or other obligation not otherwise terminable by the other party thereto on 90 days' or less notice ("Contract") binding upon the Company or any of its Subsidiaries or any Law or governmental or non-governmental permit or license to which the Company or any of its Subsidiaries is subject, except, in the case of clause (B) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to have a Company Material Adverse Effect or that would prevent, materially delay or materially impair the ability of the Company to consummate the Merger or the other transactions contemplated by this Agreement.

    (e)
    Company Contracts

      Section 5.1(e) of the Company Disclosure Letter lists any Contracts the performance of which involves consideration in excess of $100,000, other than distribution, purchase or supply agreements entered into in the ordinary course of business, consistent with past practice (collectively, "Company Contracts"). The Company has made available to Parent a correct and complete copy of each written Contract listed in Section 5.1(e) of the Company Disclosure Letter. To the Knowledge of the Company, each Contract listed in Section 5.1(e) of the Company Disclosure Letter is a valid and binding agreement and is in full force and effect. For greater certainty, Company Contracts with Marubeni Canada Ltd. and Lantor BV (the "Marubeni and Lantor Contracts") are valid and binding agreements and in full force and effect.

    (f)
    Company Reports; Financial Statements

9

      (i)
      The Company has delivered to Parent each registration statement, report, proxy statement or information statement prepared by it since December 31, 2001, including (A) the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and (B) the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2002, each in the form (including exhibits, annexes and any amendments thereto) filed with the SEC (collectively, including any such reports filed subsequent to the date hereof and as amended, the "Company Reports"). As of their respective dates, (or, if amended, as of the date of such amendment) the Company Reports did not, and any Company Reports filed with the SEC subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents, or will fairly present, in all material respects the consolidated financial position of the Company and its subsidiaries as of its date and each of the consolidated statements of operations and consolidated statements of stockholder's equity and cash flows included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents, or will fairly present, in all material respects the financial position, the results of operations and cash flows, as the case may be, of the Company and its subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein.

      (ii)
      Section 5.1(f) of the Company Disclosure Letter sets forth (i) the outstanding amount of long term indebtedness of the Company as of September 30, 2002, and (ii) a list of the Contracts containing the terms of such indebtedness.

    (g)
    Absence of Certain Changes

      Except as set forth in Section 5.1(g) of the Company Disclosure letter and actions contemplated by this Agreement (including the Shrimp Business Divestiture) and except as reflected, reserved or otherwise disclosed in the financial statements included in or incorporated by reference in the Company Reports, since the Audit Date, the Company and its Subsidiaries have conducted their respective businesses only in, and have not engaged in any material transaction other than according to, the ordinary and usual course of such businesses and there has not been (i) any change in the financial condition, business or results of operations of the Company and its Subsidiaries that, individually or in the aggregate, has had or is reasonably likely to have a Company Material Adverse Effect; (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company's capital stock, (iii) any split, dividend, combination, recapitalization or similar transaction with respect to any of the Company's capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of the Company's capital stock, except for issuances of Company Shares upon the exercise of Options awarded prior to the date hereof in accordance with their terms, (iv) any granting by the Company or any of its Subsidiaries to any Employee of any increase in compensation, bonus or other benefits (including the right to accelerated vesting with respect to any option or restricted share award or any other change in control related benefit or compensation), except for normal increases in the

10

      ordinary course of business and in accordance with past practice or as was required under any employment agreements in effect as of December 31, 2001, (v) any granting by the Company or any of its Subsidiaries to any Employee of any increase in severance or termination pay, except in the ordinary course of business and consistent with past practice, (vi) any entry by the Company or any of its Subsidiaries into, or any amendments of, any Company Compensation and Benefit Plan, (vii) any tax election made or changed that would be material to the Company or any of its tax attributes or any settlement or compromise of any material tax audit or (viii) any change by the Company in any of its material accounting principles, practices or methods, other than any such changes made as a result of any change in GAAP.

    (h)
    Litigation and Liabilities

      Except as reflected, reserved or otherwise disclosed in the financial statements included in or incorporated by reference in the Company Reports, there are no (i) claims of any nature by any Person, including any Governmental Entity, pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or (ii) Obligations relating to the Company and its Subsidiaries which would be required to be reflected, reserved or otherwise disclosed in the consolidated financial statements of the Company under applicable accounting principles if occurring on a date covered by such financial statements, including those relating to matters involving any Environmental Law, of the Company or any of its Subsidiaries, except for such claims or obligations that could have been incurred in accordance with Section 6.1(b) had the provisions of such Section been applicable at such time or as are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

    (i)
    Employee Benefits

    (i)
    A copy of each bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock, deferred stock, stock option, employment, termination, severance, compensation, medical, health or other plan, agreement, policy or arrangement that covers current or former employees of the Company and its Subsidiaries (the "Employees") and current or former directors of the Company (the "Compensation and Benefit Plans") and any trust agreement or insurance contract forming a part of such material Compensation and Benefit Plans has been made available to Parent prior to the date hereof other than Compensation and Benefit Plans that are not material. The material Compensation and Benefit Plans are listed in Section 5.1(i) of the Company Disclosure Letter.

    (ii)
    All Compensation and Benefit Plans covering Employees ("Plans") to the extent subject to ERISA, are in substantial compliance with ERISA. Each Plan that is a Pension Plan has received a favorable determination letter from the IRS or the Company has taken other appropriate action to ensure that such Plan will not lose its qualification under Section 401(a) of the Code, and the Company is not aware of any circumstances likely to result in revocation of any such favorable determination letter or the loss of such qualification. As of the date hereof, there is no pending or, to the Knowledge of the Company, threatened material litigation relating to the Compensation and Benefit Plans. Neither the Company nor any of its Subsidiaries has engaged in a transaction with respect to any Compensation and Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, would subject the Company or any of its Subsidiaries to a material tax or penalty imposed by either Section 4975 of the Code or Section 502 of ERISA.

11

      (iii)
      As of the date hereof, no liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by the Company or any Subsidiary with respect to any ongoing, frozen or terminated "single-employer plan", within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by any of them, or the single-employer plan of any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (an "ERISA Affiliate"). The Company and its Subsidiaries have not incurred and do not expect to incur any withdrawal liability with respect to a multiemployer plan under Subtitle E to Title IV of ERISA. No notice of a "reportable event", within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived, has been required to be filed for any Pension Plan or by any ERISA Affiliate within the 12-month period ending on the date hereof.

      (iv)
      All contributions required to be made under the terms of any Compensation and Benefit Plan as of the date hereof have been timely made or have been reflected on the most recent consolidated balance sheet filed or incorporated by reference in the Company Reports prior to the date hereof. Neither any Pension Plan nor any single-employer plan of an ERISA Affiliate has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA.

      (v)
      Neither the Company nor its Subsidiaries have (a) any defined benefit plans or (b) any obligations for retiree health and life benefits under any Compensation and Benefit Plan.

      (vi)
      The consummation of the Merger and the other transactions contemplated by this Agreement will not (x) entitle any employees of the Company or its Subsidiaries to severance pay, (y) accelerate the time of payment or vesting or trigger any payment of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of the Compensation and Benefit Plans or (z) result in any breach or violation of, or a default under, any of the Compensation and Benefit Plans.

      (vii)
      All employee benefit plans maintained outside of the United States comply in all respects with applicable local law except for such failures to comply as would not, individually or in the aggregate, result in a Company Material Adverse Effect.

    (j)
    Compliance with Laws; Permits

      The businesses of each of the Company and its Subsidiaries have not been, and are not being, conducted in violation of any federal, state, local or foreign law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, arbitration award, agency requirement, license or permit of any Governmental Entity (collectively, "Laws"), except for violations that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect.

    (k)
    Takeover Statutes

      No "fair price", "moratorium", "control share acquisition" or other similar antitakeover statute or regulation (including, without limitation, Section 203 of the DGCL) (each, a "Takeover Statute") is, or at the Merger Effective Time will be, applicable to the Company, the Company Common Shares, the Merger or the other transactions contemplated by this Agreement. Assuming the accuracy of Parent's representations and warranties contained in Section 5.2(d) (Ownership of Shares), the Board of Directors of the Company has taken all action so that Parent will not be prohibited from entering into

12

      a "business combination" with the Company as an "interested stockholder" (in each case as such term is used in Section 203 of the DGCL) as a result of the execution of this Agreement or the consummation of the Merger.

    (l)
    Environmental Matters

      Except as disclosed in section 5.1(l) of the Company Disclosure Letter or the Company Reports filed with the SEC prior to the date hereof and except for such matters that, alone or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect, (i) the Company and its subsidiaries have complied with all applicable Environmental Laws; (ii) the properties presently or formerly owned or operated by the Company or its subsidiaries (including, without limitation, soil, groundwater or surface water on, under or adjacent to the properties, and buildings thereon) do not contain any Hazardous Substance other than as permitted under applicable Environmental Law, do not, and have not, contained any underground storage tanks, do not have any asbestos present (and have not had any asbestos removed therefrom) and have not been used as a sanitary landfill or hazardous waste disposal site (provided, however, that with respect to such properties formerly owned or operated by the Company, such representation is limited to the period prior to the disposition of such Properties by the Company or one of its subsidiaries); (iii) neither the Company nor any of its subsidiaries has received any notices, demand letters or request for information from any Governmental Entity or any third party that the Company may be in violation of, or liable under, any Environmental Law and none of the Company, its subsidiaries or the Properties are subject to any court order, administrative order or decree arising under any Environmental Law and (iv) no Hazardous Substance has been disposed of, transferred, released or transported from any of the Properties during the time such Property was owned or operated by the Company or one of its subsidiaries, other than as permitted under applicable Environmental Law.

    (m)
    Taxes

      The Company and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by any of them; (ii) have paid all Taxes that are shown as due on such filed Tax Returns, except with respect to matters contested in good faith; and (iii) have not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency. As of the date hereof, there are not pending or, to the Knowledge of the Company, threatened in writing, any audits, examinations, investigations or other proceedings in respect of Taxes or Tax matters.

    (n)
    Labor Matters

      Except as set forth in Section 5.1 (n) of the Company Disclosure Letter, as of the date hereof, neither the Company nor any of its Subsidiaries is the subject of any material proceeding asserting that the Company or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization nor is there pending or, to the knowledge of the Company, threatened, nor has there been for the past five years, any labor strike, dispute, walk-out, work stoppage, slow-down or lockout involving the Company or any of its Subsidiaries.

    (o)
    Insurance

      All material fire and casualty, general liability, business interruption, product liability, and sprinkler and water damage insurance policies maintained by the Company or any of its Subsidiaries are in full force and effect, except for any such failures to maintain insurance

13

      policies that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect.

    (p)
    Intellectual Property

    (i)
    The Company and/or each of its Subsidiaries owns, or is licensed or otherwise possesses rights to use all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or materials that are used in the business of the Company and its Subsidiaries as currently conducted, except for any such failures to own, be licensed or possess as are not reasonably likely, individually or in the aggregate, to have a Company Material Adverse Effect, and to the Knowledge of the Company, all material patents, trademarks, trade names, service marks and copyrights used in the business of the Company and its Subsidiaries as currently conducted are valid and subsisting.

    (ii)
    Except for such matters not reasonably likely to have a Company Material Adverse Effect: (A) neither the Company nor any of its Subsidiaries is, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any licenses, sublicenses and other agreements used in the business of the Company and its Subsidiaries as currently conducted as to which it is a party and pursuant to which it is authorized to use any third-party patents, trademarks, service marks, copyrights, trade secrets or computer software (collectively, "Third-Party Intellectual Property Rights"), and particularly, without limiting the generality of the foregoing, in violation of any Third-Party Intellectual Property Rights under the Marubeni and Lantor Contracts; (B) no claims with respect to (I) the patents, registered and material unregistered trademarks and service marks, registered copyrights, trade names, and any applications therefor, trade secrets or computer software owned by the Company or any of its Subsidiaries and used in the business of the Company and its Subsidiaries as currently conducted (collectively, the "Company Intellectual Property Rights"); or (II) Third-Party Intellectual Property Rights used in the business of the Company and its Subsidiaries as currently conducted are currently pending or, to the Knowledge of the Company, are threatened by any Person; and (C) to the Knowledge of the Company, there is no unauthorized use, infringement or misappropriation of any of the Company Intellectual Property Rights used in the business of the Company and its Subsidiaries as currently conducted by any third party.

    (q)
    Brokers and Finders

      Neither the Company nor any of its subsidiaries has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with Merger, or the transactions contemplated by this Agreement, except that the Company has employed Elliot Stein Jr. in relation to this transaction, the arrangements with whom have been disclosed in writing to Parent prior to the date hereof.

    (r)
    Vote Required

      The Company Requisite Vote is the only vote of the holders of any class or series of the Company capital stock necessary to adopt this Agreement and approve the transactions contemplated hereby.

14

        5.2    Representations and Warranties of Parent and Merger Sub    Parent and Merger Sub hereby represent and warrant to the Company that:

    (a)
    Organization, Good Standing and Qualification

    (i)
    Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its properties or conduct of its business requires such qualification, except where the failure to be so qualified or in such good standing, when taken together with all other such failures, is not reasonably likely to prevent or impair the ability of Parent, or Merger Sub to consummate the Merger or affect the validity of the Merger.

    (ii)
    The Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and has not carried on any activities to date other than those incident to its formation and the consummation of this Agreement.

    (b)
    Corporate Authority

      No vote of the holders of the capital stock of Parent is necessary to approve this Agreement, the Merger or the other transactions contemplated hereby. Parent and Merger Sub each has the requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly adopted by the sole stockholder of Merger Sub, in accordance with applicable law and the applicable certificate of incorporation and bylaws of such corporation. This Agreement is a valid and binding agreement of Parent and Merger Sub enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

    (c)
    Governmental Filings; No Violations

    (i)
    Other than the filings and/or notices (A) pursuant to Section 2.3, (B) pursuant to the Exchange Act, (C) pursuant to any Environmental Laws, and (D) required to be made with any Governmental Entity in any jurisdiction outside the United States, no notices, reports or other filings are required to be made by Parent or Merger Sub with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Parent or Merger Sub from, any Governmental Entity, in connection with the execution and delivery of this Agreement by Parent or Merger Sub and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to prevent, materially delay or impair the ability of Parent or Merger Sub to consummate the Merger or the other transactions contemplated by this Agreement.

    (ii)
    The execution, delivery and performance of this Agreement by Parent and Merger Sub do not, and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby will not, constitute or result in (A) a breach or violation of, or a default under, the certificate of incorporation or bylaws of Parent or the comparable governing instruments of any of its Subsidiaries, or (B) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on the assets of

15

        Parent or any of its Subsidiaries (with or without notice, lapse of time or both) pursuant to, any Contracts binding upon Parent or any of its Subsidiaries or any Law or governmental or non-governmental permit or license to which Parent or any of its Subsidiaries is subject, except, in the case of clause (B) above, for breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to prevent, materially delay or impair the ability of Parent or Merger Sub to consummate the Merger or the other transactions contemplated by this Agreement.

    (d)
    Ownership of Shares

      Neither Parent nor any of its Subsidiaries beneficially owns or is the beneficial Owner of any Company Common Shares.

    (e)
    Funds

      Parent has, as of the date of this Agreement, and will have, as of and following the Closing, all funds necessary to consummate the Merger and the other transactions contemplated by this Agreement.

6.     Covenants

        6.1    Interim Operations

    (a)
    The Company covenants and agrees as to itself and its Subsidiaries that, after the date hereof and prior to the Merger Effective Time (unless Parent shall otherwise approve in writing, which approval shall not be unreasonably withheld or delayed), and except as otherwise contemplated by this Agreement (including the Shrimp Business Divestiture) or the Company Disclosure Letter:

    (i)
    it shall operate the business of it and its Subsidiaries only in the ordinary course of business, consistent with past practice, and, to the extent consistent with such operation, use its best efforts to: (A) preserve the present business organization intact; and (B) preserve all beneficial business relationships with all customers, suppliers, employees and others having business dealings with the business of it and its Subsidiaries;

    (ii)
    it shall maintain (A) the material assets of the Company in such condition and repair consistent with past practice, and (B) insurance upon all of the material assets of the Company and with respect to the conduct of the business of the Company in full force and effect, comparable in amount, scope, and coverage to that in effect on the date of this Agreement;

    (iii)
    it shall not (A) issue, sell, pledge, dispose of or encumber any capital stock owned by it in any of its Subsidiaries; (B) amend its certificate of incorporation or bylaws; (C) split, combine or reclassify its outstanding shares of capital stock; (D) declare, set aside or pay any dividend payable in cash, stock or property in respect of any capital stock other than dividends from its direct or indirect wholly owned Subsidiaries; or (E) repurchase, redeem or otherwise acquire, or permit any of its Subsidiaries to purchase or otherwise acquire, any shares of its capital stock or any securities convertible into or exchangeable or exercisable for any shares of its capital stock;

    (iv)
    neither it nor any of its Subsidiaries shall (A) issue, sell, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments or rights of any kind to acquire, any

16

        shares of its capital stock of any class or any Company Voting Debt; (B) grant or sell any option or right to purchase the assets of the Company, except regarding non-material assets in the ordinary course of business, consistent with past practice; or (C) subject any of the assets of the Company to any further material lien, charge, mortgage, pledge, security interest or similar encumbrance (each, an "Encumbrance"), other than (i) as reflected, reserved or otherwise disclosed in the financial statements included in or incorporated by reference in the Company Reports and (ii) in the ordinary course of business, consistent with past practice;

      (v)
      neither it nor any of its Subsidiaries shall terminate, establish, adopt, enter into, make any new grants or awards under, amend or otherwise modify, any Compensation and Benefit Plans or pay or promise to pay, any bonus, profit-sharing or special compensation to the Employees or make any increase in the compensation payable or to become payable to any of such employees, except (i) for changes that are required by applicable law, (ii) to satisfy obligations under the terms of any agreement or plan in effect as of the date hereof, (iii) for increases in compensation that are made in the ordinary course of business consistent with past practice (which shall include normal periodic performance reviews and related compensation and benefit increases) and (iv) for employment arrangements for or grants of awards to, newly hired employees in the ordinary course of business consistent with past practice;

      (vi)
      except in the ordinary course of business consistent with past practice, neither it nor any of its Subsidiaries shall enter into or terminate any Company Contract, or make any change in any of its Company Contracts;

      (vii)
      neither it nor any of its Subsidiaries shall make any tax election or permit any insurance policy naming it as a beneficiary or loss-payable payee to be canceled or terminated without prior notice to Parent, except in the ordinary and usual course of business;

      (viii)
      neither it nor any of its Subsidiaries shall settle or compromise any material claims or litigation or, except in the ordinary and usual course of business, waive, release or assign any material rights or claims; and

      (ix)
      neither it nor any of its Subsidiaries shall authorize or enter into an agreement to do any of the foregoing.

    (b)
    The provisions of this Section 6.1 notwithstanding, nothing in this Agreement shall be construed or interpreted to prevent the Company or any Subsidiary from (i) making, accepting or settling intercompany advances to, from or with one another; (ii) causing any Subsidiary to pay or distribute to the Company all cash, money market instruments, bank deposits, certificates of deposit, other cash equivalents, marketable securities and other investment securities then owned or held by such Subsidiary; or (iii) engaging in any other transaction incident to the normal cash management procedures of the Company and its Subsidiaries, including, without limitation, short-term investments in bank deposits, money market instruments, time deposits, certificates of deposit and bankers' acceptances and borrowings for working capital purposes and purposes of providing additional funds to Subsidiaries made, in each case, in the ordinary course of business, consistent with past practice.

17

        6.2    Acquisition Proposals    The Company agrees that neither it nor any Subsidiary of the Company nor any of their respective officers or directors shall, and that it shall direct and use its best efforts to cause its and such Subsidiaries' employees, agents and representatives (including any investment banker, attorney or accountant retained by them or any of the Company's Subsidiaries) not to, directly or indirectly, (i) initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, purchase, or similar transaction involving more than 5% of the consolidated assets or any outstanding equity securities of the Company (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal") or (ii) engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any Person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent the Company, its directors, officers, agents or other representatives from (A) complying with its disclosure obligations under federal or state law; (B) providing information in response to a request therefor by a Person who has made an unsolicited bona fide written Acquisition Proposal if the Board of Directors receives from the Person so requesting such information an executed confidentiality agreement; (C) engaging in any negotiations or discussions with any Person who has made an unsolicited bona fide written Acquisition Proposal; or (D) recommending such an Acquisition Proposal to the stockholders of the Company, if and only to the extent that, (i) in each such case referred to in clause (C) or (D) above, the Board of Directors of the Company determines in good faith (after consultation with outside legal counsel) that failure to take such action would, in the absence of the foregoing proscriptions, be inconsistent with the fiduciary duties of the directors under applicable law and (ii) in the case referred to in clause (D) above, the Board of Directors of the Company determines in good faith (after consultation with its financial advisor) that such Acquisition Proposal, if consummated, would result in a transaction more favorable to the Company's stockholders from a financial point of view than the transaction contemplated by this Agreement (being a cash offer superior to the transaction contemplated by this Agreement by no less than 15% of the aggregate Merger Consideration) (such more favorable Acquisition Proposal being referred to in this Agreement as a "Superior Proposal"). The Company agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposals. The Company agrees that it will notify Parent immediately if any such inquiries, proposals or offers are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of its representatives.

        6.3    Stockholder Approvals    Subject to fiduciary obligations under applicable law, the Board of Directors of the Company shall recommend approval of the transactions contemplated by this Agreement to the holders of Company Common Shares and will take, in accordance with applicable law and its certificate of incorporation and bylaws, all actions necessary to obtain the Company Requisite Vote ("Stockholder Approval") as promptly as practicable.

        6.4    Stockholder Meeting and Proxy Statement

    (a)
    The Company will take, consistent with applicable law and its certificate of incorporation and by-Laws, all action necessary to convene a meeting of holders of Company Common Shares as promptly as practicable to consider and vote upon the approval of this Agreement and the Merger. Subject to fiduciary requirements of applicable law, the Board of Directors of the Company shall recommend such approval and the Company shall take all lawful action to solicit such approval. The Company will cause its proxy or information statement with respect to such meeting of shareholders (the "Proxy Statement") to comply with the applicable requirements of the Exchange Act including, without limitation, Sections 14(a) and 14(d) thereof and the regulations of the Nasdaq Stock Market and, at the date thereof and at the date of such meeting, will not include

18

      an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by the Company in reliance upon and in conformity with written information concerning Parent furnished to the Company by Parent specifically for use in the Proxy Statement. The Proxy Statement shall not be filed, and no amendment or supplement to the Proxy Statement will be made by the Company, without prior consultation with Parent and its counsel.

    (b)
    Any information provided by Parent or Merger Sub in writing expressly for use in any document to be filed with any Governmental Entity in connection with the Merger and the transactions contemplated hereby or supplied in writing by Parent or Merger Sub specifically for inclusion in the Proxy will be true and correct in all material respects.

        6.5    Filings; Other Actions; Notification

    (a)
    The Company and Parent shall cooperate with each other and shall use (and shall cause their respective Subsidiaries to use) their respective best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable Laws to consummate and make effective the Merger as promptly as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger. Subject to applicable Laws and the terms of any relevant agreements with third parties relating to the exchange of information, Parent and the Company shall have the right to review in advance, and to the extent practicable each will consult the other on, all the information relating to Parent or the Company, as the case may be, and any of their respective Subsidiaries, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger. In exercising the foregoing right, each of the Company and Parent shall act reasonably and as promptly as practicable.

    (b)
    The Company and Parent each shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement, or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any third party and/or any Governmental Entity in connection with the Merger.

    (c)
    The Company and Parent each shall keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notice or other communications received by Parent or the Company, as the case may be, or any of its Subsidiaries, from any third party and/or any Governmental Entity with respect to the Merger; provided, however, that in respect of any communication to or from any Governmental Entities relating to the Merger, each Party shall afford the other Party with advance notice of, and a meaningful opportunity to participate in, any such communications, including, without limitation, a right to attend, with advisors present, any meetings (telephonic or in person) with such Governmental Entities.

19

    (d)
    The Company shall give prompt notice to Parent of: (i) any notice of, or other communication relating to, any environmental matter, a default or event that, with notice or lapse of time or both, would become a default, received by the Company or any of its subsidiaries subsequent to the date of this Agreement and prior to the Merger Effective Time, under any Company Contract; and (ii) any Company Material Adverse Effect or the occurrence of any event which, so far as reasonably can be foreseen at the time of its occurrence, is reasonably likely to result in any such change.

    (e)
    Without limiting the generality of the undertakings pursuant to this Section 6.5, the Company and Parent agree to take or cause to be taken the following actions: (i) provide promptly to any and all federal, state, local or foreign courts or Governmental Entities with jurisdiction over enforcement of any applicable antitrust laws (each, a "Government Antitrust Entity") information and documents requested by any Government Antitrust Entity or necessary, proper or advisable to permit consummation of the Merger; and (ii) take promptly, in the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any proceeding that would make consummation of the Merger in accordance with the terms of this Agreement unlawful or that would prevent or delay consummation of the Merger, any and all commercially reasonable steps (including the appeal thereof or the posting of a bond) necessary to vacate, modify or suspend such injunction or order so as to permit such consummation on a schedule as close as possible to that contemplated by this Agreement.

        6.6    Access    Upon reasonable notice, and except as may otherwise be required by applicable Law or the terms of any relevant agreements with third parties, the Company shall (and the Company shall cause its Subsidiaries to) afford Parent's officers, employees, counsel, accountants and other authorized representatives ("Representatives") reasonable access, during normal business hours throughout the period prior to the Merger Effective Time, to its properties, books, Contracts and records and, during such period, the Company shall (and shall cause its Subsidiaries to) provide promptly to Parent all information concerning its business, properties and personnel as Parent or its Representatives may reasonably request, provided that no investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by the Company. All requests for information made pursuant to this Section shall be directed to an executive officer of the Company or such Person as may be designated by any such officer.

        6.7    Stock Exchange De-listing    The Surviving Company shall use its best efforts to cause the Company Common Shares to be de-listed from the NASDAQ Stock Market and de-registered under the Exchange Act as soon as practicable following the Merger Effective Time.

        6.8    Publicity    The initial press releases concerning this Agreement and the Merger shall be simultaneous press releases, approved in advance by the Company and Parent, and thereafter the Company and Parent each shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Merger and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by Laws or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service on which the securities of the Company or Parent are listed or quoted.

        6.9    Expenses    The Surviving Company shall pay all charges and expenses, including those of the Paying Agent in connection with the transactions contemplated in Section 4 and any transfer taxes, conveyance taxes and sales taxes, if any, payable in connection with the consummation of the Merger. Except as provided in Section 8.5(b), all costs, fees and expenses incurred in connection with the

20

Merger, this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expense.

        6.10    Indemnification

    (a)
    Parent and Surviving Company shall indemnify and hold harmless, to the fullest extent permitted under applicable law (and Parent and Surviving Company shall also advance expenses as incurred to the fullest extent permitted under applicable law provided the Person to whom expenses are advanced provides any undertaking required under applicable law to repay such advances if it is ultimately determined that such Person is not entitled to indemnification), each present and former director, officer, and employee of the Company, the Company's current Subsidiaries and those former Subsidiaries of the Company identified in Exhibit 6.10(a) (subject, in the case of such former Subsidiaries, to the limitations set forth in such Exhibit) (collectively, the "Indemnified Parties") against any reasonable costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Merger Effective Time, including the Merger and the other transactions contemplated by this Agreement.

    (b)
    The provisions of this Section are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

        6.11    Takeover Statute    If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, the Company and its Board of Directors shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement or by the Merger and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions.

        7.    Conditions

        7.1    Conditions to Each Party's Obligation to Effect the Merger

        The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver at or prior to the Merger Effective Time of each of the following conditions:

    (a)
    Stockholder Approvals

      This Agreement shall have been duly adopted by holders of Company Common Shares constituting the Company Requisite Vote in accordance with applicable law and the certificate of incorporation and by-laws of the Company.

    (b)
    Regulatory Consents

      Other than the filing of the Merger Certificate, all notices, reports and other filings required to be made prior to the Merger Effective Time by the Company or Parent or any of their respective Subsidiaries with, and all consents, registrations, approvals, permits and authorizations required to be obtained prior to the Merger Effective Time by the Company or Parent or any of their respective Subsidiaries from, any Governmental Entity (collectively, "Governmental Consents") in connection with the execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated hereby by the Company, Parent and Merger Sub shall have been made or obtained (as the case may be), except those that the failure to make or to obtain are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

21

    (c)
    No Orders

      No court or Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, law, ordinance, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger (collectively, an "Order").

        7.2    Conditions to Obligations of Parent and Merger Sub    The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Merger Effective Time of the following conditions:

    (a)
    Representations and Warranties

      The representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent any such representation and warranty expressly speaks as of an earlier date), and Parent shall have received a certificate signed on behalf of the Company by the Chairman of the Board and Chief Executive Officer of the Company to such effect.

    (b)
    Confirmatory Due Diligence

      Parent shall have been afforded sufficient access to the business, personnel, assets, properties and documents of Company and its Subsidiaries to enable it to undertake a due diligence investigation of sufficient scope and duration to confirm the representations and warranties of the Company herein contained, and shall be satisfied with the results of such investigation.

    (c)
    Dissents

      Dissenting Stockholders shall not have perfected their rights under Section 262 of the DGCL with respect to 5% or more of the aggregate outstanding shares of the Company Common Shares.

    (d)
    Resignations

      Each director of the Company shall have submitted his or her unconditional and irrevocable resignation therefrom in a form satisfactory to Parent.

    (e)
    Performance of Obligations of the Company

      The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

    (f)
    Divestiture of Shrimp Business

      The Company shall complete the Shrimp Business Divestiture on the terms set forth in the Agreement therefor or otherwise on terms fully satisfactory to Parent.

    (g)
    Additional Agreements

    (i)
    Termination and non-compete agreements between the Company and those employees set out in Exhibit 7.2(g)(i) hereto (the "Termination and Non-Compete Agreements") shall have been executed on terms satisfactory to Parent.

    (ii)
    Consulting agreements between the Company and those Persons set out in Exhibit 7.2(g)(ii) (the "Consulting Agreements") shall have been executed on terms satisfactory to Parent.

22

      (iii)
      Voting agreements between Parent and those persons listed on Exhibit 7.2(g)(iii) shall remain in full force and effect.

      (iv)
      Written consent of the other parties to change in control under the contracts listed in section 7.2(g) (iv) of the Company Disclosure Letter shall have been obtained on terms satisfactory to Parent.

        7.3    Conditions to Obligation of the Company    The obligations of the Company to effect the Merger are also subject to the satisfaction or waiver by the Company at or prior to the Merger Effective Time of the following conditions:

    (a)
    Representations and Warranties

      The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the date and time of delivery of the Closing Date as though made on and as of such date and time (except to the extent any such representation and warranty expressly speaks as of an earlier date), and the Company shall have received certificates signed on behalf of Parent by an officer of Parent, and by Merger Sub by Chief Executive Officer of Merger Sub to such effect.

    (b)
    Performance of Obligations of Parent and Merger Sub

      Each of Parent and Merger Sub shall have performed in all material respects all material obligations required to be performed by them under this Agreement at or prior to the date and time of delivery of the Closing Date.

        8.    Termination

        8.1    Termination by Mutual Consent    This Agreement may be terminated and the Merger may be abandoned at any time prior to the Merger Effective Time, whether before or after the adoption of this Agreement by holders of Company Common Shares referred to in Section 7.1(b), by mutual written consent of the Company and Parent.

        8.2    Termination by Either Parent or the Company    This Agreement may be terminated and the Merger may be abandoned at any time prior to the Merger Effective Time by action of the Board of Directors of either Parent or the Company if (i) the Merger shall not have been consummated by August 30, 2003 (the "Termination Date"), whether such date is before or after the adoption of this Agreement by holders of Company Common Shares, (ii) the Company shall not have obtained the Company Requisite Vote, or (iii) any Order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the adoption of this Agreement by holders of Company Common Shares); provided, however, that the right to terminate this Agreement pursuant to clause (i) above shall not be available to any party that has breached in any material respect its material obligations under this Agreement in any manner that shall have contributed to the occurrence of the failure of the Merger to be consummated.

        8.3    Termination by the Company    This Agreement may be terminated and the Merger may be abandoned at any time prior to the Merger Effective Time, whether before or after the adoption of this Agreement by holders of Company Common Shares referred to in Section 7.1(b), by action of the Board of Directors of the Company:

    (a)
    if (i) the Board of Directors of the Company authorizes the Company, subject to complying with the terms of this Agreement, to enter into a binding written agreement concerning a transaction that constitutes a Superior Proposal and the Company notifies Parent in writing that it intends to enter into such an agreement, (ii) Parent does not make, within three business days of receipt (not counting the day of receipt) of the

23

      Company's written notification of its intention to enter into a binding agreement for a Superior Proposal, an offer that the Board of Directors of the Company determines, in good faith after consultation with its financial advisors, is at least as favorable, from a financial point of view, to the stockholders of the Company as the Superior Proposal and (iii) the Company upon such termination pays to Parent in immediately available funds any fees required to be paid pursuant to Section 8.5; or

    (b)
    if there has been a material breach by Parent or Merger Sub of any representation, warranty, covenant or agreement contained in this Agreement that is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by the Company to the party committing such breach, and as a result of any such breach or breaches either of the conditions set forth in Section 7.3(a) or (b) would not be satisfied at the Closing.

        8.4    Termination by Parent    This Agreement may be terminated and the Merger may be abandoned at any time prior to the Merger Effective Time by Parent:

    (a)
    if the Board of Directors of the Company shall have withdrawn or adversely modified its approval or recommendation of this Agreement or after an Acquisition Proposal has been made failed to reconfirm its recommendation of this Agreement within fifteen business days after a written request by Parent to do so.

    (b)
    if there has been a breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement that is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by Parent to the party committing such breach, and as a result of any such breach or breaches either of the conditions set forth in Section 7.2(a) or (e) would not be satisfied at the Closing.

        8.5    Effect of Termination and Abandonment

    (a)
    In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Section 8, this Agreement (other than as set forth in Section 9.1) shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors or other representatives).

    (b)
    In the event that this Agreement is terminated (i) by the Company pursuant to Section 8.3(a) or (ii) by Parent pursuant to Section 8.4(a) or (iii) by either party pursuant to Section 8.2(ii), then the Company shall promptly, but in no event later than two business days after the date of such termination or, if applicable, the event set forth in the proviso below, pay Parent a termination fee of $1.2 million by wire transfer of same day funds. The Company acknowledges that the agreements contained in this Section 8.5(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent and Merger Sub would not enter into this Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to this Section 8.5(b), and, in order to obtain such payment, Parent or Merger Sub commences a suit which results in a judgment against the Company for the fee set forth in this paragraph (b), the Company shall pay to Parent or Merger Sub its reasonable costs and expenses (including reasonable attorneys' fees) in connection with such suit, together with interest on the amount of the fee at the prime lending rate of Citibank, N.A. in effect on the date such payment was required to be made.

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        9.    Miscellaneous and General

        9.1    Survival    This Section 9 and the agreements of the Company, Parent and Merger Sub contained in Sections 6.7 (Stock Exchange De-listing), 6.9 (Expenses) and 6.10 (Indemnification) shall survive the consummation of the Merger. This Section 9 and the agreements of the Company, Parent and Merger Sub contained in Section 6.9 (Expenses) and Section 8.5 (Effect of Termination and Abandonment) shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Merger or the termination of this Agreement.

        9.2    Modification or Amendment    Subject to the provisions of the applicable law, at any time prior to the Merger Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of Parent and the Company.

        9.3    Waiver of Conditions    The conditions to each of the parties' obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.

        9.4    Counterparts    This Agreement may be executed in any number of counterparts, each such counter-part being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

        9.5    Governing Law and Venue; Waiver of Jury Trial

    (a)
    EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF THE DGCL, THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF EXCEPT TO THE EXTENT THAT DELAWARE LAW IS REQUIRED TO BE APPLICABLE UNDER APPLICABLE CHOICE OF LAW PRINCIPLES. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America, in either case located in the County of New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9.6 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

    (b)
    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO

25

      THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.

        9.6    Notices    Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail return receipt requested, postage prepaid, by overnight courier, or by facsimile:

        if to Parent, or Merger Sub:

  Alcan Balcorp, Inc.
  c/o Alcan Aluminum Corporation
  6060 Parkland Blvd.
  Cleveland, Ohio 44124-4185 U.S.A.

  Attention: Charles R. Aley
  Fax: (440) 423-6663

with a copy to:

  Alcan Inc.
  1188 Sherbrooke St. West
  Montreal, Quebec
  Canada H3A 3G2
  Attention: Corporate Secretary
  Fax: (514) 848-8331

if to the Company:

  Baltek Corporation
  10 Fairway Court
  P.O. Box 195
  Northvale, New Jersey 07647
  U.S.A.

  Attention: Jacques Kohn
  fax: (201) 387-6631

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

        9.7    Entire Agreement    This Agreement (including any exhibits hereto), the Company Disclosure Letter and the Additional Agreements set out in Section 7.2(g) constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

        9.8    No Third Party Beneficiaries    Except as provided in Section 6.10 (Indemnification), this Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

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        9.9    Obligations of Parent and of the Company    Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Merger Effective Time, on the part of the Surviving Company to cause such Subsidiary to take such action.

        9.10    Severability    It is the intention of the parties that the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions hereof. It is the intention of the parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        9.11    Interpretation    The words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Terms defined in the singular shall have correlative meanings when used in the plural, and vice versa. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

        9.12    Assignment    This Agreement shall not be assignable by operation of law or otherwise; provided, however, that Parent may designate, by written notice to the Company, another wholly owned direct or indirect subsidiary in lieu of Merger Sub, in which event all references herein to Merger Sub, as the case may be, shall be deemed references to such other subsidiary, except that all representations and warranties made herein with respect to Merger Sub as of the date of this Agreement shall be deemed representations and warranties made with respect to such other subsidiary as of the date of such designation. Any purported assignment made in contravention of this Section 9.12 shall be null and void.

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ANNEX A

        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date of this Agreement.

BALTEK CORPORATION
By:	/s/ JACQUES KOHN Name: Jacques Kohn Title: President and Chief Executive Officer
ALCAN INC.
By:	/s/ DAVID MCAUSLAND Name: David McAusland Title: Senior Vice President, Mergers and Acquisitions and Chief Legal Officer
ALCAN BALCORP, INC.
By:	/s/ PIERRE CHENARD Name: Pierre Chenard Title: Vice President

ANNEX B

VOTING AGREEMENT

        This Voting Agreement (this "Agreement"), dated as of 5 March, 2003, among the stockholders listed on the signature page hereto (each, a "Stockholder" and, collectively, the "Stockholders") and Alcan Inc., a Canadian corporation ("Parent").

        WHEREAS, simultaneously with the execution of this Agreement, Baltek Corporation, a Delaware corporation (the "Company"), and Parent are entering into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date hereof, providing, among other things, for the merger of a subsidiary of Parent with and into the Company and the exchange of shares of Company Common Shares (as defined below) for the right to receive the Merger Consideration (as defined in the Merger Agreement);

        WHEREAS, the respective Boards of Directors of the Company, Parent and Merger Sub have approved and adopted the Merger Agreement and the transactions contemplated thereby;

        WHEREAS, as a condition to, and in consideration for Parent's willingness to enter into the Merger Agreement and to consummate the transactions contemplated thereby, Parent has required that the Stockholders enter into this Agreement;

        NOW THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

        1.    Certain Definitions.

          (a)    For purposes of this Agreement, all capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Merger Agreement.

          (b)    For purposes of this Agreement, "beneficially own" or "beneficial ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act).

          (c)    For purposes of this Agreement, the following terms shall have the following meanings:

        "Company Common Shares" means the Company's shares of common stock, par value $1.00 per share.

        "Stockholder's Subject Shares" shall mean, with respect to a particular Stockholder, the number of shares of Subject Shares set forth opposite such Stockholder's name on the schedule attached hereto as Exhibit A.

        "Transfer" means, with respect to any security, the sale, transfer, pledge, hypothecation, assignment or constructive sale or other disposition of such security or the record or beneficial ownership thereof, the offer to make such a sale, transfer, pledge, hypothecation, assignment, constructive sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. The term "constructive sale" means a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any hedging, swap or other transaction that is designed to or which reasonably could be expected to lead to or result in a sale or disposition of, or reduction of economic risk with respect to, such security; provided, however, that the term "constructive sale" shall not include transactions involving the purchase and sale of securities tracking a broad based stock index.

        2.    Representations, Warranties and Covenants of Stockholder.    Each Stockholder, individually and not jointly or severally, hereby represents and warrants as follows:

          (a)    Title.    As of the date hereof, such Stockholder is the sole record or beneficial owner of such Stockholder's Subject Shares. Such Stockholder is the lawful owner of such Stockholder's Subject Shares, free and clear of all liens, claims, charges, security interests or other encumbrances.

          (b)    Right to Vote.    Except as set forth in the agreement between the Company, Jacques Kohn, Jean Kohn and Bernard Kohn, dated March 5, 2001 (the "March 5 Agreement"), such Stockholder has, with respect to all such Stockholder's Subject Shares, and will have at the Stockholders Meeting, sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 4 hereof and to fulfill such Stockholder's obligations under such Section and sole power to agree to all matters set forth in this Agreement, in each case with no limitations, qualifications or restrictions on such rights. Such Stockholder shall not take any action or grant any person any proxy (revocable or irrevocable) or power-of-attorney with respect to such Stockholder's Subject Shares inconsistent with such Stockholder's obligations as provided by Sections 4 and 5 hereof. Such Stockholder hereby revokes any and all proxies with respect to such Stockholder's Subject Shares.

          (c)    Authority.    Except as set forth in the March 5 Agreement, such Stockholder has the legal power, authority, legal capacity and right to execute and deliver, and to perform such Stockholder's obligations under, this Agreement. No other proceedings or actions on the part of such Stockholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity and fiduciary principles.

          (d)    Conflicting Instruments.    As of the date hereof, neither the execution and delivery of this Agreement nor the performance by such Stockholder of such Stockholder's agreements and obligations hereunder will result in any breach or violation of, or be in conflict with or constitute a default under, any term of any agreement, judgment, injunction, order, decree, law or regulation to which such Stockholder is a party or by which such Stockholder (or any of such Stockholder's assets) is bound or subject.

          (e)    Parent's Reliance.    Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder's execution, delivery and performance of this Agreement.

        3.    Restriction on Transfer; Other Restrictions.    Each Stockholder hereby agrees that, without the prior written consent of Parent, it will not, from the date hereof, Transfer or agree to Transfer (i) any of such Stockholder's Subject Shares, except (A) as otherwise permitted by the Merger Agreement, (B) Transfers by operation of law if the transferee remains, or agrees in writing to remain, bound by the terms of this Agreement, (C) Transfers as a bona fide gift or gifts if the donee or donees thereof agrees in writing to be bound by the terms of this Agreement, (D) Transfers to any sibling or any other member of such Stockholder's immediate family, any of such Stockholder's lineal descendants or any trust for the benefit of any of them, if the recipient agrees in writing to be bound by the terms of this Agreement and (E) to the extent such Stockholder is a corporate entity, Transfers (x) not involving a change in beneficial ownership, (y) involving the distribution without consideration of such securities by such Stockholder to any of its partners, members or retired partners or members or, to the estate of any of its partners, members or retired partners or members, or any of its stockholders (z) to any individual or entity controlled by, controlling or under common control with such Stockholder or any individual or entity with respect to which such Stockholder (or any person controlled by, controlling or

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under common control with such Stockholder) has the power to direct investment decisions, in each case if the recipient agrees in writing to be bound by the terms of this Agreement.

        4.    Agreement to Vote.    Each Stockholder hereby irrevocably and unconditionally agrees to vote or to cause to be voted, or provide a consent with respect to, all of such Stockholder's Subject Shares at the Stockholders Meeting and at any other annual or special meeting of stockholders of the Company or action by written consent where such matters arise (a) in favor of the Merger and the Merger Agreement and approval of the terms thereof and (b) against, and such Stockholder will not consent to, (i) approval of any Acquisition Proposal or any acquisition agreement or similar agreement related to an Acquisition Proposal, (ii) any change in the persons who constitute the Board of Directors of the Company that is not approved in advance by at least a majority of the persons who were directors of the Company as of the date hereof (or their successors who were so approved) or (iii) any other action or proposal involving the Company or any of its Subsidiaries that is intended, or could reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the transactions contemplated by the Merger Agreement. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Notwithstanding anything to the contrary in this Agreement or in the Merger Agreement, the obligations of the Stockholders specified in this Section 4 shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission to the Company of any Acquisition Proposal, or by any change of recommendation of the Company's Board of Directors.

        5.    Irrevocable Proxy.    In furtherance of the transactions contemplated hereby and by the Merger Agreement, and in order to secure the performance of each Stockholder's duties under this Agreement, each Stockholder hereby grants to Parent and its designees, an irrevocable proxy, or, if applicable, a power of attorney, and irrevocably appoints Parent or its designees, with full power of substitution, such Stockholder's attorney and proxy to vote or, if applicable, to give consent with respect to, all of such Stockholder's Subject Shares, with regard to any of the matters referred to in Section 4 above at the Stockholders Meeting, however called, or in connection with any action by written consent by the stockholders of the Company. Each Stockholder acknowledges and agrees that such proxy is coupled with an interest, constitutes, among other things, an inducement for Parent to enter into the Merger Agreement, is irrevocable and shall not be terminated by operation of law or otherwise upon the occurrence of any event and that no subsequent proxies with respect to such Stockholder's Subject Shares shall be given (and if given shall not be effective). The power of attorney granted by each Stockholder is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Stockholder.

        6.    No Solicitation.    From and after the date hereof, each Stockholder agrees that neither such Stockholder nor any of such Stockholder's agents or representatives shall, and that such Stockholder shall direct and use such Stockholder's best efforts to cause such Stockholder's agents and representatives (including any investment banker, attorney or accountant retained by Stockholder) not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any Acquisition Proposal. Such Stockholder further agrees that neither such Stockholder nor any of such Stockholder's agents or representatives shall, and that such Stockholder shall direct and use such Stockholder's best efforts to cause such Stockholder's agents and representatives (including any investment banker, attorney or accountant retained by Stockholder) not to, directly or indirectly, engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any Person relating to an Acquisition Proposal, or otherwise entertain or facilitate any effort or attempt to make or implement an Acquisition Proposal. Nothing in this Section 6 shall affect the ability of such Stockholder or any of such Stockholder's agents or representatives to take any action which is permissible for such Person to take under the Merger Agreement.

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        7.    Fiduciary Duties of Directors.    Notwithstanding anything herein to the contrary, nothing herein shall affect the ability of Stockholders who are directors of the Company ("Stockholder Directors") to take any action as directors of the Company as such director may determine after consultation with appropriate counsel to be necessary to comply with the fiduciary duties as directors of the Company. Such Stockholder Directors are entering into this Agreement solely in their capacity as stockholders of the Company, and not as directors of the Company.

        8.    Miscellaneous.

          (a)    Entire Agreement.    This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          (b)    Costs and Expenses.    All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

          (c)    Invalid Provisions.    If any provision of this Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without it affecting the remaining provisions of this Agreement.

          (d)    Execution in Counterparts.    This Agreement may be executed in counterparts transmitted and delivered by facsimile each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument.

          (e)    Specific Performance.    Each Stockholder agrees with Parent that if for any reason such Stockholder fails to perform any of such Stockholder's agreements or obligations under this Agreement, irreparable harm or injury to Parent would be caused as to which money damages would not be an adequate remedy. Accordingly, such Stockholder agrees that, in seeking to enforce this Agreement against such Stockholder, Parent shall be entitled, in addition to any other remedy available at law, equity or otherwise, to specific performance and injunctive and other equitable relief. The provisions of this Section 8(e) are without prejudice to any other rights or remedies, whether at law or in equity, that Parent may have against such Stockholder for any failure to perform any of such Stockholder's agreements or obligations under this Agreement.

          (f)    Amendments; Termination.

            (i)    This Agreement, including this Section 8(f), may not be modified, amended, altered or supplemented, except that this Agreement may be modified, amended, altered or supplemented, as between Parent and any particular Stockholder, upon the execution and delivery of a written agreement executed by Parent and such Stockholder.

            (ii)   The provisions of this Agreement (other than Sections 3 and 8) shall terminate upon the earliest to occur of (A) the consummation of the Merger and (B) the termination of the Merger Agreement. The provisions of Section 3 and 8 of this Agreement shall terminate upon the termination of the Merger Agreement.

          (g)    Governing Law and Venue.    EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF THE DELAWARE GENERAL CORPORATION LAW, AS AMENDED, THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York, New York County, and the Federal courts of the United States of America located in the State of New York, New York County, solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby,

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  and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8(k) or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

          (h)    Waiver of Jury Trial.    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(h).

          (i)    Successors and Assigns.    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors (including, in the case of each Stockholder, any executors, administrators, estates, legal representatives and heirs of such Stockholder) and permitted assigns; provided that, except as otherwise provided in this Agreement, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement.

          (j)    Further Assurances.    From time to time, at the other party's request, and without further consideration, each party hereto shall execute and deliver, or cause to be executed and delivered, such additional or further documents and take lawful actions of a ministerial nature as may be necessary and appropriate for the purpose of effectively carrying out the transactions contemplated by this Agreement.

          (k)    Notices.    All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date of receipt and shall be delivered personally or sent by overnight courier or sent by telecopy, to the Parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):

            (i)    if to a Stockholder, at the address of such Stockholder set forth on Exhibit A attached hereto or at such other address that such Stockholder may have provided in writing to Parent; and

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            (ii)   if to Parent:

        Alcan Aluminum Corporation
        6060 Parkland Blvd.
        Cleveland, Ohio 44124-4185
        U.S.A.

        with a copy to:

        Sullivan & Cromwell
        1870 Embarcadero Road
        Palo Alto, California 94303
        Attention: Scott D. Miller
        Facsimile: (650) 461-5700

          (l)    Effectiveness.    Notwithstanding anything herein to the contrary, this Agreement shall only become effective upon the execution by the Company of the Merger Agreement.

          (m)    Individual Obligations.    Each Stockholder's obligations under this Agreement are individual and not joint or several obligations and no Stockholder shall have any liability to Parent for the performance or non-performance by any other Stockholder under this Agreement.

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        IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date first written above.

ALCAN INC.
By:	/s/ PIERRE CHENARD
Name: Pierre Chenard Title: Deputy Chief Legal Officer
STOCKHOLDERS:
/s/ JACQUES KOHN Jacques Kohn
/s/ JEAN KOHN Jean Kohn
BERNARD KOHN REVOCABLE LIVING TRUST
By:	/s/ BERNARD KOHN
Name: Bernard Kohn Title: Trustee
BERNARD KOHN IRREVOCABLE DESCENDANTS TRUST
By:	/s/ BERNARD KOHN
Name: Bernard Kohn Title: Trustee
By:	/s/ JACQUES KOHN
Name: Jacques Kohn Title: Trustee

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EXHIBIT A

Stockholder Name and Address	Number of Stockholder's Subject Shares
Jacques Kohn	469,565
Jean Kohn	469,565
Bernard Kohn Revocable Living Trust	85,820
Bernard Kohn Irrevocable Descendants Trust	47,057
All Stockholders' addresses are C/o Baltek Corporation 10 Fairway Court Northvale, N.J. 07647

A-1

ANNEX C

Phoenix Securities Corp.
A Subsidiary of Laidlaw Global Corp.
575 Madison Avenue, 10th Floor
New York, NY 10022
Tel: (212) 937-8465
Fax: (212) 937-8470

March 4, 2003

Board of Directors

Baltek Corporation

10 Fairway Court

P.O. Box 195

Northvale, NJ 07647

        We have been told by Baltek Corporation ("Baltek" or the "Company") that Baltek, Alcan, Inc. ("Alcan") and Alcan Balcorp., Inc. have entered into an Agreement and Plan of Merger (the "Agreement") dated as of and supplied to us by Baltek, as a result of which, subject to certain terms and conditions, Alcan will acquire all of the outstanding shares of Common Stock of Baltek for a cash consideration of $15.17 per share. The "bid" price for Baltek common stock at the close of market yesterday was $8.07 per share. The terms and conditions of the Merger are more fully set forth in the Agreement.

        You have asked for our opinion as to whether the Agreement is fair to the shareholders of Baltek from a financial point of view. For purposes of the opinion set forth herein, we have:

  (i)
  reviewed certain publicly available financial statements and other information of Baltek;

  (ii)
  reviewed the reported prices and trading activity for shares of the Common Stock of Baltek;

  (iii)
  discussed with senior executives of Baltek the past and current operations and financial condition and the prospects of Baltek;

  (iv)
  reviewed the financial terms, to the extent publicly available, of certain comparable financing transactions;

  (v)
  discussed the rationale for the Merger and the strategic, financial and operational benefits anticipated from the Merger with the senior management of Baltek;

  (vi)
  reviewed the Merger Agreement dated March 4, 2003; and

  (vii)
  performed such other analyses and considered such other factors as we deemed appropriate.

        Our opinion evaluates the Merger from a financial perspective only. We have not performed any independent evaluation of the intellectual property or other assets of the Company. We have assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us and provided to us by Baltek for the purposes of this opinion. With respect to the internal financial statements and other financial and operating data and discussions relating to strategic, financial and operational benefits anticipated from the Merger provided by Baltek, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the prospects of Baltek. We have relied upon, without independent verification, the assessment by the management of Baltek of the benefits expected to result from the Merger. We have also relied upon, without independent verification, the assessment by the management of Baltek of the

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Company's technologies and products, and the validity of, and risks associated with, the Company's existing and future products and technologies.

        We have not made any independent valuation or appraisal of the assets or liabilities or technology of the Company, nor have we been furnished with any such appraisals.

        We have not participated in the negotiation of the Merger, provided any legal or other advice with respect to the Merger or proposed any possible alternatives to the Merger. Our opinion is based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

        This letter is for the benefit of the Board of Directors of Baltek and may not be used for any other purpose or disseminated to any other person without our prior written consent; provided that the terms of this opinion may be included in Baltek's proxy statement mailed to the stockholders in connection with the merger. In addition, this opinion does not in any manner address the prices at which the Baltek Common Stock will actually trade at any time, and we express no recommendation or opinion as to how the Directors or stockholders of Baltek should vote at their Board of Directors or stockholders' meeting held in connection with the Merger.

        Based upon and subject to the foregoing, we are of the opinion on the date hereof that the Agreement is fair from a financial point of view to the stockholders of Baltek Corporation.

Very truly yours,
/s/ HARIT JOLLY Harit Jolly President Phoenix Securities Corp.

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ANNEX D

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

Section 262.    Appraisal Rights.

         (a)  Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b)  Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, §258, § 263 or § 264 of this title:

           (1)  Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

           (2)  Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

               a.  Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

               b.  Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

               c.  Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

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               d.  Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

             (3)  In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

           (c)  Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

           (d)  Appraisal rights shall be perfected as follows:

             (1)  If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

             (2)  If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such

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    constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

           (e)  Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

            (f)  Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

           (g)  At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for

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  notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

           (h)  After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

            (i)  The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

            (j)  The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

           (k)  From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

            (l)  The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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REVOCABLE PROXY
BALTEK CORPORATION

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE
SOLICITED BY THE BOARD OF DIRECTORS
PROXY for Special Meeting of Shareholders to be held on June 26, 2003 at 10:00 A.M. Eastern Daylight Time at the offices of Baltek Corporation, 108 Fairway Court, Northvale, New Jersey.	1.
		Proposal to adopt the Agreement and Plan of Merger, dated March 5, 2003, by and among Alcan Inc., Alcan Balcorp, Inc., a wholly-owned subsidiary of Alcan Inc., and Baltek Corporation, and the transactions contemplated thereby, at a price to Baltek's stockholders of $15.17 per share.	For ☐	Against ☐	Abstain ☐

The undersigned hereby appoints Jacques Kohn, Benson J. Zeikowitz and Bernard J. Wald, or any one of them, with full power of substitution, as proxies to vote at the Special Meeting of Shareholders (including any adjournment, postponements and continuations thereof) of Baltek Corporation to be convened June 26, 2003.
    The Board of Directors recommends a vote FOR the Proposal.

	THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED UPON THE RESOLUTION LISTED ABOVE IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY THE STOCKHOLDER, BUT IF NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. A VOTE OF ABSTENTION WILL COUNT AS A VOTE AGAINST THE PROPOSAL.

	This proxy is to be voted for each proposition unless a contrary vote is specified. It may be revoked at any time prior to its exercise in person or by a writing delivered to the Secretary of the Company.
	When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.
Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above _________ Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

BALTEK CORPORATION
NORTHVALE, NJ 07647

PLEASE DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

QuickLinks

BALTEK CORPORATION 10 FAIRWAY COURT P.O. BOX 195 NORTHVALE, NEW JERSEY 07647
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2003

SUMMARY TERM SHEET
QUESTIONS AND ANSWERS ABOUT THE MERGER
DEFINITIONS OF KEY TERMS
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
THE SPECIAL MEETING
THE COMPANIES
THE MERGER
THE MERGER AGREEMENT
VOTING AGREEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BENEFICIAL OWNERSHIP(1)
STOCKHOLDER PROPOSALS
WHERE YOU CAN FIND MORE INFORMATION
OTHER MATTERS
AGREEMENT AND PLAN OF MERGER Among BALTEK CORPORATION, ALCAN INC. and ALCAN BALCORP, INC. Dated as of 5 March, 2003

AGREEMENT AND PLAN OF MERGER
RECITALS
VOTING AGREEMENT
EXHIBIT A
Phoenix Securities Corp. A Subsidiary of Laidlaw Global Corp. 575 Madison Avenue, 10th Floor New York, NY 10022 Tel: (212) 937-8465 Fax: (212) 937-8470
GENERAL CORPORATION LAW OF THE STATE OF DELAWARE